Exhibit 99.1

THIRD QUARTER 2006

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company/Other Corporate Data	5
• Board of Directors/Executive Officers	6
• Equity Research Coverage/Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary/Acquisitions/Property Sales	9
• Dividends/Leasing Information	10
• Leasing Information (continued)	11
• Information About FFO	12
• Key Financial Data	13
• Same-Store Results and Analysis	14
• Unconsolidated Joint Ventures Summary	15-18
• Select Financial Ratios	19
• Debt Analysis:
• Debt Breakdown/Future Repayments	20
• Debt Maturities	21
• Debt Detail	22

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	24
• Consolidated Balance Sheets	25
• Consolidated Statement of Changes in Stockholders’ Equity	26
• Statements of Funds from Operations	27
• Statements of Funds from Operations Per Diluted Share	28
• Reconciliation of Basic-to-Diluted Shares/Units	29

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	31
• Acquisition Property Profiles	32
• Summary of Construction Projects	33
• Summary of Land Parcels	34
• Rental Property Sales/Rental Property Held For Sale	35

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	37-42
• Market Diversification (MSA’s)	43
• Industry Diversification (Top 30 Tenant Industries)	44
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	45
(b) Square Footage	46
(c) Base Rental Revenue	47
(d) Percentage Leased	48
• Consolidated Property Listing (by Property Type)	49-58
• Significant Tenants (Top 50 Tenants)	59-60
• Schedules of Lease Expirations (by Property Type)	61-66

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended September 30, 2006

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•                    changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants compete;

•                    the extent of any tenant bankruptcies or of any early lease terminations;

•                    the Company’s ability to lease or re-lease space at current or anticipated rents;

•                    changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•                    changes in interest rate levels;

•                    changes in operating costs;

•                    the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•                    the availability of financing;

•                    changes in governmental regulation, tax rates and similar matters; and

•                    other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

I.                    COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $6.5 billion at September 30, 2006.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 321 properties, primarily class A office and office/flex buildings, totaling approximately 36.1 million square feet, serving as home to approximately 2,600 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.3 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary

(as of September 30, 2006)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	321
Total Square Feet	36.1 million square feet
Geographic Diversity	Nine states and the District of Columbia
New Jersey Presence	22.6 million square feet
Northeast Presence	32.7 million square feet
Common Shares and Units Outstanding
Dividend— Quarter/Annualized	$0.64/$2.56
Dividend Yield	4.9%
Total Market Capitalization	$6.5 billion
Senior Debt Rating	BBB (S&P and Fitch); Baa2 (Moody’s)

Board of Directors

William L. Mack, Chairman of the Board

Alan S. Bernikow	Alan G. Philibosian

John R. Cali	Irvin D. Reid

Kenneth M. Duberstein	Vincent Tese

Nathan Gantcher	Robert F. Weinberg

Mitchell E. Hersh	Roy J. Zuckerberg

David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mark Yeager, Executive Vice President

Equity Research Coverage

Banc of America Securities, LLC	Lehman Brothers
John P. Kim / Ross Nussbaum (212) 847-5761 / (212) 847-5668	David Harris (212) 526-1790

Bear, Stearns & Co., Inc.	Merrill Lynch
Ross Smotrich (212) 272-8046	Ian Weissman (212) 449-6255

Citigroup	Miller Tabak & Co., LLC
Jonathan Litt (212) 816-0231	Thomas Mitchell (212) 370-0040

Deutsche Bank-North America	Morgan Stanley
Louis Taylor (212) 250-4912	David Cohen (212) 761-6709

Goldman Sachs	Ryan Beck & Co
Jonathan Habermann (917) 343-4260	Sheila K. McGrath (973) 549-4084

Green Street Advisors	Stifel Nicolaus & Company, Inc.
Jim Sullivan / Michael Knott (949) 640-8780	John Guinee (410) 454-5520

Keybanc Capital Markets / McDonald Investment	Wachovia Securities
Jordan Sadler (917) 368-2280	Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
P.O. Box 7817
Edison, New Jersey 08818-7817
Phone:	(732) 590-1000	Web:	www.mack-cali.com
Fax:	(732) 205-8237	E-mail:	investorrelations@mack-cali.com

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the third quarter 2006 equaled $16.0 million, or $0.26 per share, versus $20.6 million, or $0.33 per share, for the same quarter last year.  For the nine months ended September 30, 2006, net income available to common shareholders equaled $75.2 million, or $1.20 per share, versus $79.1 million, or $1.29 per share, for the same period last year.

Funds from operations (FFO) available to common shareholders for the quarter ended September 30, 2006 amounted to $67.1 million, or $0.86 per share, versus $66.7 million, or $0.88 per share, for the quarter ended September 30, 2005.  For the nine months ended September 30, 2006, FFO available to common shareholders amounted to $222.3 million, or $2.86 per share, versus $205.2 million, or $2.71 per share, for the same period last year.

Total revenues for the third quarter 2006 increased 31.8 percent to $203.2 million as compared to $154.2 million for the same quarter last year.  For the nine months ended September 30, 2006, total revenues amounted to $542.1 million, an increase of 21.3 percent over total revenues of $446.8 million, for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 62,551,206 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 15,595,825 common operating partnership units outstanding as of September 30, 2006.

The Company had a total of 78,147,031 common shares/common units outstanding at September 30, 2006.

As of September 30, 2006, the Company had total indebtedness of approximately $2.4 billion, with a weighted average annual interest rate of 6.07 percent.  The Company had a total market capitalization of $6.5 billion and a debt-to-undepreciated assets ratio of 45.0 percent at September 30, 2006.  The Company had an interest coverage ratio of 2.9 times for the quarter ended September 30, 2006.

Acquisitions

In July, the Company acquired 395 West Passaic Street, a four-story, 100,589 square-foot, class A office building, located in Rochelle Park, New Jersey for approximately $21 million.  395 West Passaic Street is 90.2 percent leased.

Property Sales

In August, the Company signed contracts to sell its entire property and land portfolio in suburban Denver and Colorado Springs.  The portfolio, which consists of 19 office buildings totaling 1.4 million square feet, plus 7.1 acres of vacant land and 1.6 acres of land dedicated to a parking facility, is being sold to Westcore Properties for approximately $195.3 million.

In September, the Company entered into agreements to sell its ownership interests in three properties in San Francisco for a total of approximately $167 million. Upon completion, the sales will mark the Company’s exit of the San Francisco market, in accordance with its capital recycling program and portfolio strategy.

The San Francisco sales transactions are as follows:

•                        Mack-Cali has entered into a contract to sell 760 Market Street and 795 Folsom Street in San Francisco to Westcore Properties for an aggregate price of approximately $126 million. 760 Market Street is an 11-story, 267,446 square-foot class A office building that is 78.2 percent leased; and 795 Folsom Street is a six-story, 183,445 square-foot class A office building that is 96.0 percent leased.

•                        Mack-Cali has entered into an agreement in principle to sell substantially all of its 50-percent ownership interest in Convention Plaza in San Francisco, based on a total building valuation of approximately $82 million. Convention Plaza is a 12-story, 305,618 square-foot class A office building. The interest will be sold to an entity related to The ADCO Group. A different entity related to The ADCO Group is Mack-Cali’s current joint venture partner in the project.  Located at 201 Third Street, Convention Plaza is 83.9 percent leased.

Both transactions are expected to close in the fourth quarter.

Dividends

In June, the Company’s Board of Directors declared an increased cash dividend of $0.64 per common share (indicating an annual rate of $2.56 per common share) for the third quarter 2006.  The annualized dividend rate of $2.56 per common share represents a 1.6 percent increase from the previous annualized dividend of $2.52 per common share.  The dividend was paid on October 16, 2006 to shareholders of record as of October 4, 2006.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period July 15, 2006 through October 14, 2006.  The dividend was paid on October 16, 2006 to shareholders of record as of October 4, 2006.

Leasing

Mack-Cali’s consolidated in-service portfolio was 91.4 percent leased at September 30, 2006, as compared to 90.7 percent leased at June 30, 2006.

For the quarter ended September 30, 2006, the Company executed 172 leases totaling 966,273 square feet, consisting of 843,542 square feet of office space, 121,381 square feet of office/flex space and 1,350 square feet of industrial/warehouse space. Of these totals, 286,651 square feet were for new leases and 679,622 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

IN NORTHERN NEW JERSEY:

•                  DB Services New Jersey, Inc., a facilities arm of international bank Deutsche Bank, renewed its lease for 90,000 square feet and expanded by 191,920 square feet for approximately 10 years at Harborside Financial Center, Plaza I in Jersey City, New Jersey. The 400,000 square-foot office building is 92.8 percent leased.

•                  Kiewit Construction Company, a civil construction contractor, signed a new eight-year lease for 26,500 square feet at 470 Chestnut Ridge Road in Woodcliff Lake, New Jersey.  The 52,500 square-foot office building is 81.2 percent leased.

•                  Electronics for Imaging, Inc., a provider of printing technology products and services, signed a five-year renewal for 11,960 square feet at 4 Gatehall Drive in Parsippany, New Jersey.

•                  Also at 4 Gatehall Drive, Natrel Communications, Inc., a marketing firm, signed a new, three-year lease for 10,440 square feet.  4 Gatehall Drive is a 248,480 square-foot office building and is 77.1 percent leased.

•                  Starr, Gern, Davison & Rubin P.C., a law firm, signed a new, 10-year and two month lease for 11,294 square feet at 105 Eisenhower Parkway in Roseland, New Jersey.  Located in the Eisenhower/280 Corporate Center, 105 Eisenhower Parkway is a 220,000 square-foot office building and is 85.8 percent leased.

IN CENTRAL NEW JERSEY:

•                  DeVine Corporation, a tableware distributor, renewed its lease for 16,524 square feet for five years at 1345 Campus Parkway in Wall Township, New Jersey.  1345 Campus Parkway is a 76,300 square-foot office/flex building located in Monmouth Shores Corporate Park and is 100 percent leased.

•                  Wells Fargo Home Mortgage, Inc., a subsidiary of financial services provider Wells Fargo & Company, renewed its lease for 14,379 square feet at 343 Thornall Street in Edison, New Jersey for three years.  343 Thornall Street is a 195,709 square-foot office building and is 96.8 percent leased.

IN WESTCHESTER COUNTY, NEW YORK:

•                  Hypres, Inc., an electronics company, renewed its lease for 17,200 square feet at 175 Clearbrook Road in Elmsford, New York for a term of four years and seven months.  175 Clearbrook Road is a 98,900 square-foot office/flex building and is 100 percent leased.

•                  Argus Information and Advisory Services, LLC, a management consulting and information services firm, signed a new, 10-year lease for 16,932 square feet at 50 Main Street in White Plains, New York.  Located in the Westchester Financial Center, 50 Main Street is a 309,000 square-foot office building and is 99.3 percent leased.

IN FAIRFIELD COUNTY, CONNECTICUT:

•                  South Beach Beverage Company (SoBe), a division of Pepsi-Cola North America, renewed its lease of 21,181 square feet at 40 Richards Avenue in Norwalk, Connecticut for four years.

•                  Also at 40 Richards Avenue, HQ Global Workplaces, LLC, a provider of temporary office suites, signed a new lease for 14,459 square feet for 11 years and six months.  40 Richards Avenue is a 145,487 square-foot office building and is 79.6 percent leased.

•                  HQ Global Workplaces, LLC also signed a new lease for 19,190 square feet at 1266 East Main Street in Stamford, Connecticut for a term of 11 years and six months.  1266 East Main Street is a 179,260 square-foot office building and is 81.3 percent leased.

IN SUBURBAN PHILADELPHIA:

•                  Brinker Capital, Inc., an investment services provider, signed for a total of 32,469 square feet at 1055 Westlakes Drive in Berwyn, Pennsylvania.  The transaction represented a 10-year expansion of 12,869 square feet and 44-month renewal of 19,600 square feet.  1055 Westlakes Drive is a 118,487 square-foot office building, located in the Westlakes Corporate Park, and is 96.8 percent leased.

•                  The University of Pennsylvania Health System, on behalf of Home Care and Hospice Services, signed a new seven-year lease for 21,306 square feet at 150 Monument Road in Bala Cynwyd, Pennsylvania.  150 Monument Road is a 125,783 square-foot office building and is 98.4 percent leased.

IN WASHINGTON, DC/MARYLAND

•                  Gryphon Technologies, a systems integration, engineering and information technology company, signed a new, five-year and five-month lease for 14,159 square feet at 6301 Ivy Lane in Greenbelt, Maryland.  6301 Ivy Lane, located in Capital Office Park, is a 112,003 square-foot office building and is 83.7 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 28.

Key Financial Data

	As of or for the three months ended
	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05
Shares and Units:
Common Shares Outstanding	62,551,206	62,360,388	62,230,447	62,019,646	61,852,908
Common Units Outstanding (a)	15,595,825	15,681,625	15,558,056	13,650,439	13,727,439
Combined Shares and Units	78,147,031	78,042,013	77,788,503	75,670,085	75,580,347
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	77,944,623	77,780,362	76,317,652	75,414,000	75,364,526
Weighted Average- Diluted (c)	78,258,441	78,067,030	76,641,973	75,798,543	75,760,678

Common Share Price ($’s):
At the end of the period	51.80	45.92	48.00	43.20	44.94
High during period	53.66	47.47	48.37	44.80	48.25
Low during period	45.47	42.17	42.34	40.21	43.22

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	4,075,120	3,610,858	3,758,848	3,293,948	3,421,581
Total Debt	2,445,837	2,367,609	2,107,760	2,126,181	2,012,160
Total Market Capitalization	6,520,957	5,978,467	5,866,608	5,420,129	5,433,741
Total Debt/ Total Market Capitalization	37.51%	39.60%	35.93%	39.23%	37.03%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,668,761	4,622,422	4,314,965	4,247,502	4,157,504
Gross Book Value of Real Estate Assets	4,839,677	4,792,269	4,653,867	4,491,752	4,470,989
Total Liabilities	2,698,445	2,626,066	2,316,804	2,335,396	2,218,179
Total Minority Interests	483,055	491,761	485,581	400,819	408,515
Total Stockholders’ Equity	1,487,261	1,504,595	1,512,580	1,511,287	1,530,810
Total Revenues	203,217	184,951	153,967	153,059	154,152
Capitalized Interest	1,719	1,571	1,487	1,459	1,437
Scheduled Principal Payments	3,912	4,189	3,842	4,997	5,278
Interest Coverage Ratio	2.87	3.23	3.57	3.14	3.21
Fixed Charge Coverage Ratio	2.45	2.71	3.00	2.55	2.62
Net Income	16,511	27,134	33,097	14,901	21,104
Net Income Available to Common Shareholders	16,011	26,634	32,597	14,401	20,604
Earnings per Share—diluted	0.26	0.43	0.52	0.23	0.33
FFO per Share—diluted (e)	0.86	0.95	1.05	0.86	0.88
Dividends Declared per Share	0.64	0.63	0.63	0.63	0.63
FFO Payout Ratio—diluted (e)	74.64%	66.09%	59.78%	73.31%	71.58%

Portfolio Size:
Properties	321	319	277	270	271
Total Square Footage	36,066,424	35,826,085	30,874,247	30,031,989	30,165,732
Sq. Ft. Leased at End of Period (f) (g)	91.4%	90.7%	90.4%	91.0%	90.0%

(a)          Includes any outstanding preferred units presented on a converted basis into common units.

(b)            Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)             Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)         Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.

(e)             Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 12.

(f)               Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at September 30, 2006, a lease with commencement date substantially in the future consisting of 15,125 square feet scheduled to commence in 2009), and leases that expire at the period end date.

(g)            Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Same Store Results and Analysis

(dollars in thousands)

	For the three months ended September 30,			%
	2006	2005	Change	Change

Total Property Revenues	$158,015	$148,465	$9,550	6.4

Real Estate Taxes	21,396	19,708	1,688	8.6
Utilities	17,740	15,760	1,980	12.6
Operating Services	19,927	18,617	1,310	7.0
Total Property Expenses:	59,063	54,085	4,978	9.2

GAAP Net Operating Income	98,952	94,380	4,572	4.8

Less: straight-lining of rents adj.	3,154	2,355	799	33.9

Net Operating Income	$95,798	$92,025	$3,773	4.1

Percentage Leased at Period End	91.5%	90.3%

Total Properties:	240

Total Square Footage:	27,169,175

	For the nine months ended September 30,			%
	2006	2005	Change	Change

Total Property Revenues	$426,649	$413,307	$13,342	3.2

Real Estate Taxes	58,737	53,764	4,973	9.2
Utilities	41,790	37,150	4,640	12.5
Operating Services	55,404	53,212	2,192	4.1
Total Property Expenses:	155,931	144,126	11,805	8.2

GAAP Net Operating Income	270,718	269,181	1,537	0.6

Less: straight-lining of rents adj.	11,513	6,063	5,450	89.9

Net Operating Income	$259,205	$263,118	$(3,913)	(1.5)

Percentage Leased at Period End	91.0%	89.8%

Total Properties:	238

Total Square Footage:	25,572,892

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures
Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
G&G Martco	Convention Plaza	1	San Francisco, CA	86.7%	305,618	50.0%
Red Bank Corporate Plaza	Red Bank Corporate Plaza (a)	1	Red Bank, NJ	100.0%	92,878	50.0%
Mack-Green-Gale	Bellemead Portfolio	25	New Jersey/Michigan	78.0%	3,446,596	50.0%

Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	51.6%	666,700	25.0%

Gale Kimball L.L.C.	100 Kimball Drive (b)	1	Parsippany, NJ	—	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%

Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:
Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu (c)	n/a	East Rutherford, NJ	n/a	n/a	20.0%
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	87.6%	527,015	10.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
55 Corporate Partners L.L.C.	Condominium Interest Vacant Land	n/a	Bridgewater, NJ	n/a	n/a	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%

(a)             The Company is developing a 92,878 square foot fully-leased office building for the venture.

(b)            The Venture is developing a 175,000 square foot office building.

(c)             The venture is developing a family entertainment and recreation complex with an office and hotel component at the Meadowlands sports complex in East Rutherford, New Jersey (“Meadowlands Xanadu”).  Meadowlands Xanadu’s approximately 4.76 million square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children’s activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of September 30, 2006 and December 31, 2005 (dollars in thousands):

	September 30, 2006
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Vreeland	Combined Total
Assets:
Rental property, net	$ 425,431	$ 9,860	$ 11,558	$ 12,189	$ 70,462	$ 9,446	$503,696	$31,356	$ 54,292	$ 23,780	—	$ 8,287	$1,160,357
Other assets	178,253	7,155	1,177	1,234	12,074	936	35,499	26,060	7,274	653	—	920	271,235
Total assets	$ 603,684	$17,015	$ 12,735	$ 13,423	$ 82,536	$ 10,382	$539,195	$57,416	$ 61,566	$ 24,433	—	$ 9,207	$1,431,592
Liabilities and partners’ / members’ capital (deficit):
Mortgages, loans payable and other obligations	—	$47,363	—	$ 14,936	$ 48,170	—	$358,495	$39,344	$ 39,435	$ 12,529	—	$ 10,684	$ 570,956
Other Liabilities	$ 40,682	1,027	$ 530	355	6,059	$ 1,350	18,937	7,072	956	—	—	—	76,968
Partners’ / members’ capital (deficit)	563,002	(31,375)	12,205	(1,868)	28,307	9,032	161,763	11,000	21,175	11,904	—	(1,477)	783,668
Total liabilities and partners’ / members’ capital (deficit)	$ 603,684	$17,015	$ 12,735	$ 13,423	$ 82,536	$ 10,382	$539,195	$57,416	$ 61,566	$ 24,433	—	$ 9,207	$1,431,592
Company’s investment in unconsolidated joint ventures, net	$ 34,420	$ 5,708	$ 6,022	—	$ 16,716	$ 4,744	$112,463	$ 2,718	$ 6,524	$ 1,006	$ 8,500	$ 6,952	$ 205,773

	December 31, 2005
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Vreeland	Combined Total
Assets:
Rental property, net	$ 390,488	$10,628	$ 12,024	$ 12,511	$ 74,466	—	—	—	—	—	—	—	$ 500,117
Other assets	171,029	6,427	1,661	1,188	11,393	—	—	—	—	—	—	—	191,698
Total assets	$ 561,517	$17,055	$ 13,685	$ 13,699	$ 85,859	—	—	—	—	—	—	—	$ 691,815
Liabilities and partners’ / members’ capital (deficit):
Mortgages, loans payable and other obligations	—	$46,588	—	$ 14,936	$ 56,970	—	—	—	—	—	—	—	$ 118,494
Other Liabilities	$ 60,447	876	$ 1,358	220	4,341	—	—	—	—	—	—	—	67,242
Partners’ / members’ capital (deficit)	501,070	(30,409)	12,327	(1,457)	24,548	—	—	—	—	—	—	—	506,079
Total liabilities and partners’ / members’ capital (deficit)	$ 561,517	$17,055	$ 13,685	$ 13,699	$ 85,859	—	—	—	—	—	—	—	$ 691,815
Company’s investment in unconsolidated joint ventures, net	$ 34,640	$ 6,438	$ 6,084	—	$ 14,976	—	—	—	—	—	—	—	$ 62,138

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended September 30, 2006 and 2005 (dollars in thousands):

	Three Months Ended September 30, 2006
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Vreeland	Combined Total
Total revenues	$ 110	$ 1,703	$ 167	$ 518	—	$ 9,926	—	$15,002	$2,194	$ 1,970	$ 3	—	$ 156	$ 31,749
Operating and other expenses	(2,578)	(999)	(62)	(391)	—	(6,015)	—	(7,578)	(1,694)	(590)	(1)	—	(64)	(19,972)
Depreciation and amortization	—	(363)	(154)	(167)	—	(1,460)	—	(5,841)	(695)	(349)	—	—	(29)	(9,058)
Interest expense	—	(845)	—	(267)	—	(893)	—	(6,629)	(795)	(761)	—	—	—	(10,190)
Net income	$ (2,468)	$ (504)	$ (49)	$ (307)	—	$ 1,558	—	$(5,046)	$ (990)	$ 270	$ 2	—	$ 63	$ (7,471)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$ (1,876)	$ (409)	$ (24)	$ (225)	—	$ 639	—	$(2,749)	$ (211)	$ 67	—	—	$ 31	$ (4,757)

	Three Months Ended September 30, 2005
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Vreeland	Combined Total
Total revenues	—	$ 1,796	$ 94	$ 486	—	$ 9,045	—	—	—	—	—	—	—	$ 11,421
Operating and other expenses	—	(948)	(37)	(381)	—	(5,848)	—	—	—	—	—	—	—	(7,214)
Depreciation and amortization	—	(315)	(154)	(160)	—	(1,300)	—	—	—	—	—	—	—	(1,929)
Interest expense	—	(604)	—	(198)	—	(1,084)	—	—	—	—	—	—	—	(1,886)
Net income	—	$ (71)	$ (97)	$ (253)	—	$ 813	—	—	—	—	—	—	—	$ 392
Company’s equity in earnings (loss) of unconsolidated joint ventures	—	$ (35)	$ (49)	—	—	$ 406	—	—	—	—	—	—	—	$ 322

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the nine months ended September 30, 2006 and 2005 (dollars in thousands):

	Nine Months Ended September 30, 2006
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Vreeland	Combined Total
Total revenues	$ 409	$ 5,351	$ 489	$ 1,533	—	$ 27,529	—	$ 24,469	$ 6,585	$ 2,528	$ 3	—	$ 156	$ 69,052
Operating and other expenses	(2,729)	(2,880)	(150)	(1,095)	—	(16,651)	—	(11,354)	(4,410)	(847)	(1)	—	(64)	(40,181)
Depreciation and amortization	—	(1,075)	(462)	(543)	—	(4,369)	—	(9,219)	(2,116)	(465)	—	—	(29)	(18,278)
Interest expense	—	(2,362)	—	(756)	—	(2,750)	—	(10,219)	(2,178)	(1,002)	—	—	—	(19,267)
Net income	$ (2,320)	$ (966)	$ (123)	$ (861)	—	$ 3,759	—	$ (6,323)	$(2,119)	$ 214	$ 2	—	$ 63	$ (8,674)
Company’s equity in earnings (loss) of unconsolidated joint ventures	$ (1,876)	$ (731)	$ (61)	$ (225)	—	$ 1,740	—	$ (4,009)	$ (278)	$ 53	—	—	$ 31	$ (5,356)

	Nine Months Ended September 30, 2005
	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Red Bank Corporate Plaza	Mack Green	PFV	Route 93 Portfolio	Gale Kimball	55 Corporate	Vreeland	Combined Total
Total revenues	—	$ 4,945	$ 222	$ 1,519	$ 405	$ 24,932	—	—	—	—	—	—	—	$ 32,023
Operating and other expenses	—	(2,685)	(133)	(1,047)	(397)	(15,673)	—	—	—	—	—	—	—	(19,935)
Depreciation and amortization	—	(861)	(462)	(478)	(160)	(4,184)	—	—	—	—	—	—	—	(6,145)
Interest expense	—	(1,592)	—	(540)	—	(3,091)	—	—	—	—	—	—	—	(5,223)
Net income	—	$ (193)	$ (373)	$ (546)	$ (152)	$ 1,984	—	—	—	—	—	—	—	$ 720
Company’s equity in earnings (loss) of unconsolidated joint ventures	—	$ (280)	$ (187)	—	$ (30)	$ 1,049	—	—	—	—	—	—	—	$ 552

Select Financial Ratios

Ratios Computed For Industry	September 30,
Comparisons:	2006	2005
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	52.39%	48.40%

Total Debt/ Total Market Capitalization (Market value) (%)	37.51%	37.03%

Total Debt/ Total Undepreciated Assets (%)	45.03%	41.49%

Secured Debt/ Total Undepreciated Assets (%)	6.63%	8.20%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.87	3.21	3.21	3.31

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.59	2.78	2.87	2.83

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.45	2.62	2.71	2.59

FFO Payout (Dividends Declared/Funds from Operations) (%)	74.64%	71.58%	66.38%	69.66%

Debt Analysis

(as of September 30, 2006)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$ 1,673,443	68.43%	6.28%	5.53
Fixed Rate Secured Debt and Other Obligations	360,394	14.73%	5.44%	5.17
Variable Rate Unsecured Debt	412,000	16.84%	5.79%	3.15

Totals/Weighted Average:	$2,445,837	100.00%	6.07%	5.08

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
October 1 — December 31, 2006	$ 6,849	—	$ 6,849	5.00%
2007	19,691	$ 29,441	49,132	5.64%
2008	17,993	12,563	30,556	5.25%
2009	9,752	712,000	721,752	6.49%
2010	2,794	334,500	337,294	5.26%
Thereafter	15,267	1,293,091	1,308,358	6.11%
Sub-total	72,346	2,381,595	2,453,941	6.07%
Adjustment for unamortized debt discount/premium, net, as of September 30, 2006	(8,104)	—	(8,104)	—

Totals/Weighted Average:	$ 64,242	$2,381,595	$2,445,837	6.07%

(a)             Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of September 30, 2006 of 5.33 percent was used in calculating revolving credit facility.

Debt Maturities

(dollars in thousands)

	October 1 — December 31, 2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS
Secured Debt:
Mack-Cali Airport		$ 9,364											$ 9,364
6406 Ivy Lane		14,289											14,289
6303 Ivy Lane		5,788											5,788
6404 Ivy Lane			$12,563										12,563
Prudential Portfolio					$150,000								150,000
105 Challenger					19,500								19,500
2200 Renaissance Boulevard							$ 15,234						15,234
Soundview Plaza								$ 14,889					14,889
9200 Edmonston Road								4,229					4,229
6305 Ivy Lane									$ 5,707				5,707
6301 Ivy Lane									5,301				5,301
35 Waterview									18,184				18,184
395 West Passaic									9,636				9,636
500 West Putnam Avenue											$ 22,325		22,325
23 Main Street												$26,566	26,566
Total Secured Debt:	—	$29,441	$12,563	—	$169,500	—	$ 15,234	$ 19,118	$ 38,828	—	$ 22,325	$26,566	$ 333,575

Unsecured Debt:
Unsecured credit facility				$412,000									$ 412,000
7.250% unsecured notes due 3/09				300,000									300,000
5.050% unsecured notes due 4/10					$150,000								150,000
7.835% unsecured notes due 12/10					15,000								15,000
7.750% unsecured notes due 2/11						$300,000							300,000
5.250% unsecured notes due 1/12							$100,000						100,000
6.150% unsecured notes due 12/12							94,914						94,914
5.820% unsecured notes due 3/13								$ 26,105					26,105
4.600% unsecured notes due 6/13								100,000					100,000
5.125% unsecured notes due 2/14									$200,000				200,000
5.125% unsecured notes due 1/15										$150,000			150,000
5.80% unsecured notes due 1/16											$200,000		200,000
Total Unsecured Debt:	—	—	—	$712,000	$165,000	$300,000	$194,914	$126,105	$200,000	$150,000	$200,000	—	$2,048,019

Total Debt:	—	$29,441	$12,563	$712,000	$334,500	$300,000	$210,148	$145,223	$238,828	$150,000	$222,325	$26,566	$2,381,594

Debt Detail

(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	September 30, 2006	December 31, 2005	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$ 299,423	$ 299,246	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,806	149,765	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,251	299,122	02/15/11
5.250%, $100,000 Face Amount Notes	public debt	5.457%	98,966	—	01/15/12
6.150%, $94,914 Face Amount Notes	public debt	6.894%	91,858	91,488	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,392	25,309	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,808	99,787	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,768	201,948	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,233	149,164	01/15/15
5.800%, $100,000 Face Amount Notes	public debt	5.806%	200,711	99,680	01/15/16
Total Senior Unsecured Notes:			$ 1,631,216	$ 1,430,509

Revolving Credit Facilities:
2004 Unsecured Facility (b)	23 Lenders	Libor +0.650%	$ 412,000	$ 227,000	11/23/09
Total Revolving Credit Facilities:			$ 412,000	$ 227,000

Property Mortgages: (c)
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	$ 9,479	$ 9,644	04/01/07
6406 Ivy Lane	Morgan Stanley Guaranty Trust Co.	5.570%	14,840	—	06/01/07
6303 Ivy Lane	State Farm Life Ins. Co.	5.567%	6,114	—	07/01/07
6404 Ivy Lane	TIAA	5.582%	13,819	—	08/01/08
Various (d)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	18,693	—	06/06/10
2200 Renaissance Boulevard	TIAA	5.888%	17,909	18,174	12/01/12
Soundview Plaza	TIAA	6.015%	18,119	18,427	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	5,265	—	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	7,331	—	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	13,093	—	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,860	—	07/01/14
35 Waterview	Wachovia CMBS	6.348%	20,372	—	08/11/14
500 West Putnam Avenue	New York Life Ins. Co.	5.570%	25,000	25,000	01/10/16
23 Main Street	JP Morgan CMBS	5.587%	33,500	33,500	09/01/18
Assumed Obligations	n/a	4.899%	42,227	53,241	05/01/09	(e)
Harborside - Plazas 2 and 3	Northwestern/Principal	—	—	144,642	—	(f)
Monmouth Executive Center	La Salle Brothers CMBS	—	—	16,044	—	(g)
Total Mortgages, Loans Payable and Other Obligations:			$ 402,621	$ 468,672

Total Debt:			$ 2,445,837	$ 2,126,181

(a)             Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)            Total borrowing capacity under this facility is $600 million.

(c)             Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)            Mortgage is collateralized by seven properties.

(e)             The obligations mature at various times through December 2006 and May 2009.

(f)               On January 3, 2006, the Company paid off this mortgage loan through borrowings on the Company’s revolving credit facility.

(g)            Mortgage was collateralized by three properties.  On August 1, 2006, the Company repaid this mortgage loan at par, using borrowings under the Company’s revolving credit facility.

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Revenues
Base rents	$140,356	$127,770	$406,989	$380,284
Escalations and recoveries from tenants	25,045	21,163	69,862	57,128
Construction services	23,236	—	36,286	—
Real estate services	10,653	636	19,015	1,853
Other income	3,927	4,583	9,985	7,517
Total revenues	203,217	154,152	542,137	446,782

Expenses
Real estate taxes	22,652	19,885	64,891	56,890
Utilities	18,766	15,867	46,789	38,648
Operating services	23,534	19,544	66,024	59,428
Direct construction costs	22,568	—	35,148	—
Real estate services, salaries, wages and other costs	6,686	—	10,820	—
General and administrative	12,173	7,952	32,796	23,449
Depreciation and amortization	40,132	37,838	116,980	106,067
Total expenses	146,511	101,086	373,448	284,482
Operating Income	56,706	53,066	168,689	162,300

Other (Expense) Income
Interest expense	(35,815)	(30,159)	(100,620)	(88,919)
Interest and other investment income	514	308	2,359	493
Equity in earnings (loss) of unconsolidated joint ventures	(4,757)	322	(5,356)	552
Minority interest in consolidated joint ventures	113	—	143	(74)
Gain on sale of investment in marketable securities	—	—	15,060	—
Gain on sale of investment in unconsolidated joint ventures	—	—	—	35
Total other (expense) income	(39,945)	(29,529)	(88,414)	(87,913)
Income from continuing operations before Minority interest in Operating Partnership	16,761	23,537	80,275	74,387
Minority interest in Operating Partnership	(3,263)	(4,205)	(15,326)	(15,043)
Income from continuing operations	13,498	19,332	64,949	59,344
Discontinued operations (net of minority interest):
Income from discontinued operations	3,013	1,772	7,872	12,270
Realized gains (losses) and unrealized losses on disposition of rental property, net	—	—	3,921	8,973
Total discontinued operations, net	3,013	1,772	11,793	21,243
Net income	16,511	21,104	76,742	80,587
Preferred stock dividends	(500)	(500)	(1,500)	(1,500)
Net income available to common shareholders	$16,011	$20,604	$75,242	$79,087

Basic earnings per common share:
Income from continuing operations	$0.21	$0.30	$1.02	$0.94
Discontinued operations	0.05	0.03	0.19	0.35
Net income available to common shareholders	$0.26	$0.33	$1.21	$1.29

Diluted earnings per common share:
Income from continuing operations	$0.21	$0.30	$1.01	$0.94
Discontinued operations	0.05	0.03	0.19	0.35
Net income available to common shareholders	$0.26	$0.33	$1.20	$1.29

Dividends declared per common share	$0.64	$0.63	$1.90	$1.89

Basic weighted average shares outstanding	62,302	61,609	62,158	61,397

Diluted weighted average shares outstanding	78,258	75,760	77,664	73,585

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts) (unaudited)

	September 30,	December 31,
	2006	2005
Assets
Rental property
Land and leasehold interests	$656,810	$637,653
Buildings and improvements	3,543,937	3,539,003
Tenant improvements	332,775	307,664
Furniture, fixtures and equipment	7,812	7,432
	4,541,334	4,491,752
Less – accumulated depreciation and amortization	(763,053)	(722,980)
	3,778,281	3,768,772
Rental property held for sale, net	247,207	—
Net investment in rental property	4,025,488	3,768,772
Cash and cash equivalents	20,780	60,397
Marketable securities available for sale at fair value	—	50,847
Investments in unconsolidated joint ventures	205,773	62,138
Unbilled rents receivable, net	107,757	92,692
Deferred charges and other assets, net	250,884	197,634
Restricted cash	15,981	9,221
Accounts receivable, net of allowance for doubtful accounts of $1,905 and $1,088	42,098	5,801

Total assets	$4,668,761	$4,247,502

Liabilities and Stockholders’ Equity
Senior unsecured notes	$1,631,216	$1,430,509
Revolving credit facility	412,000	227,000
Mortgages, loans payable and other obligations	402,621	468,672
Dividends and distributions payable	50,521	48,178
Accounts payable, accrued expenses and other liabilities	133,371	85,481
Rents received in advance and security deposits	49,519	47,685
Accrued interest payable	19,197	27,871
Total liabilities	2,698,445	2,335,396

Minority interests:
Operating Partnership	480,951	400,819
Consolidated joint ventures	2,104	—
Total minority interests	483,055	400,819
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized, 62,551,206 and 62,019,646 shares outstanding	625	620
Additional paid-in capital	1,694,563	1,682,141
Unamortized stock compensation	—	(6,105)
Dividends in excess of net earnings	(232,927)	(189,579)
Accumulated other comprehensive loss	—	(790)
Total stockholders’ equity	1,487,261	1,511,287

Total liabilities and stockholders’ equity	$4,668,761	$4,247,502

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the nine months ended September 30, 2006
(in thousands) (unaudited)
	Preferred Stock		Common Stock		Additional Paid-In	Unamortized Stock	Dividends in Excess of	Accumulated Other Comprehensive	Total Stockholders’
	Shares	Amount	Shares	Par value	Capital	Compensation	Net Earnings	Income (Loss)	Equity
Balance at January 1, 2006	10	$25,000	62,020	$620	$1,682,141	$(6,105)	$(189,579)	$(790)	$1,511,287
Reclassification upon the adoption of FASB No. 123 (R)	—	—	—	—	(6,105)	6,105	—	—	—
Net income	—	—	—	—	—	—	76,742	—	76,742
Preferred stock dividends	—	—	—	—	—	—	(1,500)	—	(1,500)
Common stock dividends	—	—	—	—	—	—	(118,590)	—	(118,590)
Redemption of common units for common stock	—	—	222	2	6,853	—	—	—	6,855
Shares issued under Dividend Reinvestment and Stock Purchase Plan	—	—	4	—	184	—	—	—	184
Stock options exercised	—	—	302	3	8,836	—	—	—	8,839
Stock options expense	—	—	—	—	212	—	—	—	212
Comprehensive Gain: Unrealized holding gain on marketable securities available for sale	—	—	—	—	—	—	—	15,850	15,850
Directors Deferred compensation plan	—	—	—	—	226	—	—	—	226
Issuance of restricted stock	—	—	10	—	—	—	—	—	—
Amortization of stock compensation	—	—	—	—	2,216	—	—	—	2,216
Cancellation of restricted stock	—	—	(7)	—	—	—	—	—	—
Reclassification adjustment for realized gain included in net income	—	—	—	—	—	—	—	(15,060)	(15,060)

Balance at September 30, 2006	10	$25,000	62,551	$625	$1,694,563	$—	$(232,927)	$—	$1,487,261

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Net income available to common shareholders	$16,011	$20,604	$75,242	$79,087
Add: Minority interest in Operating Partnership	3,263	4,205	15,326	15,043
Minority interest in discontinued operations	756	395	2,910	4,392
Real estate-related depreciation and amortization on continuing operations (a)	45,409	38,568	126,625	108,370
Real estate-related depreciation and amortization on discontinued operations	1,662	2,910	7,088	9,420
Deduct: Gain on sale of investment in unconsolidated joint venture	—	—	—	(35)
Add: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net		—	(4,905)	(11,078)
Funds from operations available to common shareholders (b)	$67,101	$66,682	$222,286	$205,199

Diluted weighted average shares/units outstanding (c)	78,258	75,760	77,664	75,631

Funds from operations per share/unit – diluted	$0.86	$0.88	$2.86	$2.71

Dividend declared per common share	$0.64	$0.63	$1.90	$1.89

Dividend payout ratios:
Funds from operations-diluted	74.64%	71.58%	66.38%	69.66%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$3,184	$1,404	$7,575	$3,968
Tenant improvements and leasing commissions	$15,690	$11,198	$46,366	$31,901
Straight-line rent adjustments (d)	$5,003	$3,239	$17,603	$9,873
Amortization of (above)/below market lease intangibles, net	$234	$1,197	$1,260	$2,731

(a)                      Includes the Company’s share from unconsolidated joint ventures of $5,421 and $885 for the three months ended September 30, 2006 and 2005, respectively and $10,078 and $2,775 for the nine months ended September 30, 2006 and 2005, respectively.

(b)                    Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 12.

(c)                      Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (15,643 shares and 13,755 shares for the three months ended September 30, 2006 and 2005, respectively and 15,195 shares and 13,810 shares for the nine months ended September 30, 2006 and 2005, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 29.

(d)                     Includes the Company’s share from unconsolidated joint ventures of $1,272 and $300 for the three months ended September 30, 2006 and 2005, respectively and $2,413 and $390 for the nine months ended September 30, 2006 and 2005, respectively.

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Net income available to common shareholders	$0.26	$0.33	$1.20	$1.29
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.58	0.51	1.63	1.43
Real estate-related depreciation and amortization on discontinued operations	0.02	0.04	0.09	0.12
Realized gains (losses) and unrealized losses on disposition of rental property, net	—	—	(0.06)	(0.15)
Minority Interest/Rounding Adjustment	—	—	—	0.02
Funds from operations available to common shareholders (b)	$0.86	$0.88	$2.86	$2.71

Diluted weighted average shares/units outstanding (c)	78,258	75,760	77,664	75,631

(a)          Includes the Company’s share from unconsolidated joint ventures of $0.07 and $0.01 for the three months ended September 30, 2006 and 2005, respectively and $0.13 and $0.04 for the nine months ended September 30, 2006 and 2005, respectively.

(b)         Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT).  See “Information About FFO” on page 12.

(c)          Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (15,643 shares and 13,755 shares for the three months ended September 30, 2006 and 2005, respectively and 15,195 shares and 13,810 shares for the nine months ended September 30, 2006 and 2005, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 29.

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Basic weighted average shares outstanding:	62,302	61,609	62,158	61,397
Add: Weighted average common units	15,643	13,755	15,196	11,764
Basic weighted average shares/units:	77,945	75,364	77,354	73,161
Add: Stock options	313	396	310	424
Restricted Stock Awards	—	—	—	—
Stock warrants	—	—	—	—
Diluted weighted average shares outstanding:	78,258	75,760	77,664	73,585
Add: Weighted average preferred units (after conversion to common units)	—	—	—	2,046
Diluted weighted average shares/units outstanding:	78,258	75,760	77,664	75,631

IV.  VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the nine months ended September 30, 2006

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
02/28/06	Capital Office Park (b)	Greenbelt, Prince George’s County, MD	7	842,258	$166,011
05/09/06	35 Waterview Boulevard (c) (d)	Parsippany, Morris County, NJ	1	172,498	32,600
05/09/06	105 Challenger Road (c) (e)	Ridgefield Park, Bergen County, NJ	1	150,050	31,792
05/09/06	343 Thornall Street (c) (f)	Edison, Middlesex County, NJ	1	195,709	41,113
07/31/06	395 W. Passaic Street (g)	Rochelle Park, Bergen County, NJ	1	100,589	22,219

Total Property Acquisitions:			11	1,461,104	$293,735

For the year ended December 31, 2005

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
03/02/05	101 Hudson Street (f)	Jersey City, Hudson County, NJ	1	1,246,283	$330,302
03/29/05	23 Main Street (f) (h)	Holmdel, Monmouth County, NJ	1	350,000	23,948
07/12/05	Monmouth Executive Center (i)	Freehold, Monmouth County, NJ	4	235,968	33,561

Total Property Acquisitions:			6	1,832,251	$387,811

(a)          Amounts are as of September 30, 2006.

(b)         This transaction was funded primarily through the assumption of $63.2 million of mortgage debt and the issuance of 1.9 million common operating partnership units valued at $87.2 million.

(c)          The property was acquired as part of the Gale/Green Transactions.

(d)         Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $20.4 million of mortgage debt.

(e)          Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $19.5 million of mortgage debt.

(f)            Transaction was funded primarily through borrowing on the Company’s revolving credit facility.

(g)         Transaction was funded primarily through borrowing on the Company’s revolving credit facility and the assumption of $13.1 million of mortgage debt.

(h)         In addition to its initial investment, the Company intends to make additional investments related to the property of approximately $12,122, of which the Company has incurred $6,723 through September 30, 2006.

(i)             Transaction was funded primarily through cash on hand and assumption of mortgage debt.

Acquisition Property Profile

Property Name:	395 West Passaic Street

Product Type:	Office Building

Location:	Rochelle Park, Bergen County, New Jersey

Description:	Class A, four-story office building

Size:	100,589 square feet

Year Constructed:	1979

Closing Date:	July 31, 2006

Acquisition Cost:	$22.2 million

Funding Source:	Funded primarily through the borrowing on the Company’s revolving credit facility and the assumption of mortgage debt.

Percentage Leased:	89.6%

Number of Tenants:	5

Significant Tenants:	Kajima Real Estate Development (50,163 square feet)
Lincoln National Life Insurance (20,365 square feet)

Summary of Construction Projects

(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 9/30/06	Total Estimated Costs	Current % Leased
Majority Owned:
AAA Operations Center	Hamilton, NJ	Office	2006-4Q	1	120,000	$12,826	$19,200	100.0%

Sub-total:				1	120,000	12,826	19,200	100.0%

Unconsolidated Joint Ventures:
Red Bank Corporate Plaza	Red Bank, NJ	Office	2007-3Q	1	92,878	9,446	27,050	100.0%
100 Kimball	Parsippany, NJ	Office	2006-4Q	1	175,000	23,780	26,576	—

Sub-total:				2	267,878	33,226	53,626	34.7%

Grand Total:				3	387,878	$46,052	$72,826	54.9%

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
55 Corporate Drive (a)	Bridgewater	NJ	30.0	200,000	Office
Horizon Center	Hamilton	NJ	13.0	140,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (a)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel	(c)
Elmsford Distribution Center (d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree	Media	PA	2.3	15,200	Office
Capital Office Park (d)	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Pyramid Pointe (e)	Englewood	CO	1.6	24,000	Office
Hilltop Business Center (e)	Littleton	CO	7.1	128,000	Office

Total:			452.6	11,324,013

(a)          Land owned or controlled by unconsolidated joint venture in which Mack-Cali is an equity partner.

(b)         In addition, there are 21 acres of riparian property.

(c)          Hotel project can comprise up to 520 rooms.

(d)         Mack-Cali holds an option to purchase this land.

(e)          Land is currently held for sale.

Rental Property Sales

(dollars in thousands)

For the nine months ended September 30, 2006

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
06/28/06	Westage Business Center	Fishkill, Dutchess County, NY	1	118,727	$14,765	$10,872	$3,893
06/30/06	1510 Lancer Drive	Moorestown, Burlington County, NJ	1	88,000	4,146	3,134	1,012

Total Property Sales:			2	206,727	$18,911	$14,006	$4,905

For the year ended December 31, 2005

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
02/04/05	210 South 16th Street	Omaha, Douglas County, NE	1	318,224	$8,464	$8,210	$254
02/11/05	1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,075	2,344	(269)
02/15/05	3 Skyline Drive	Hawthorne, Westchester County, NY	1	75,668	9,587	8,856	731
05/11/05	201 Willowbrook Boulevard	Wayne, Passaic County, NJ (a)	1	178,329	17,696	17,705	(9)
06/03/05	600 Community Drive/ 111 East Shore Road	North Hempstead, Nassau County, NY	2	292,849	71,593	59,609	11,984
12/29/05	3600 South Yosemite	Denver, Denver County, CO	1	133,743	5,566	11,121	(5,555)

Total Office Property Sales:			7	1,081,389	$114,981	$107,845	$7,136

(a)          In connection with the sale, the Company provided a mortgage loan to the buyer of $12,000 which bears interest at 5.74 percent, matures in five years with a five year renewal option, and requires monthly payments of principal and interest.

Rental Property Held For Sale

(dollars in thousands)

At September 30, 2006

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value At 9/30/06
Office:
760 Market Street	San Francisco, San Francisco County, CA	1	267,446	$56,410
795 Folsom Street	San Francisco, San Francisco County, CA	1	183,445	35,408
105 S. Technology Street	Broomfield, Boulder County, CO	1	37,574	2,833
303 S. Technology Street	Broomfield, Boulder County, CO	2	74,870	5,460
248 Centennial Place / 1172 Century	Louisville, Boulder County, CO	2	88,832	9,812
285 Century Place	Louisville, Boulder County, CO	1	69,145	6,548
67 Inverness Drive East	Englewood, Douglas County, CO	1	54,280	3,265
384 Inverness Parkway	Englewood, Douglas County, CO	1	51,523	3,448
400 Inverness Parkway	Englewood, Douglas County, CO	1	111,608	14,674
5975 S. Quebec Street	Centennial, Douglas County, CO	1	102,877	10,773
5350 S. Roslyn Street	Englewood, Arapahoe County, CO	1	63,754	4,565
9359 East Nichols Avenue	Englewood, Arapahoe County, CO	1	72,610	8,123
9777 Pyramid Court	Englewood, Douglas County, CO	1	120,281	13,580
8181 East Tufts Avenue	Denver, Douglas County, CO	1	185,254	30,232
141 Union Boulevard	Lakewood, Jefferson County, CO	1	63,600	5,757
8415 Explorer / 2375 Telstar Drive	Colorado Springs, El Paso County, CO	2	94,737	9,825
1975 Research Parkway	Colorado Springs, El Paso County, CO	1	115,250	12,561
400 South Colorado Boulevard	Denver, Arapahoe County, CO	1	125,415	11,102
Vacant Land	Englewood and Littleton, CO	—	—	2,830

Total Office Properties		21	1,882,501	$247,206

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended September 30, 2006)

Consolidated In-Service Portfolio
Summary of Space Leased
			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 6/30/06	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/06 (c)	Pct. Leased 9/30/06	Pct. Leased 6/30/06
Northeast
Northern NJ	11,634,246	90,170	(297,460)	482,359	184,899	11,909,315	90.1%	88.7%
Central NJ	4,428,968	—	(83,455)	96,556	13,101	4,442,069	90.1%	89.8%
Westchester Co., NY	4,602,186	—	(131,055)	131,433	378	4,602,564	96.1%	96.1%
Sub. Philadelphia	3,298,335	—	(136,731)	116,473	(20,258)	3,278,077	90.8%	91.4%
Fairfield, CT	737,057	—	(31,387)	65,649	34,262	771,319	90.5%	86.5%
Washington, DC/MD	1,153,605	—	(37,858)	46,380	8,522	1,162,127	89.9%	89.2%
Rockland Co., NY	180,000	—	(2,997)	2,997	—	180,000	100.0%	100.0%
Total Northeast	26,034,397	90,170	(720,943)	941,847	220,904	26,345,471	91.3%	90.5%

Other
Colorado	1,373,727	—	(3,775)	1,335	(2,440)	1,371,287	95.8%	96.0%
San Francisco	387,552	—	(25,444)	23,091	(2,353)	385,199	85.4%	86.0%
Total Other	1,761,279	—	(29,219)	24,426	(4,793)	1,756,486	93.3%	93.6%

Company Totals	27,795,676	90,170	(750,162)	966,273	216,111	28,101,957	91.4%	90.7%

rECONCILIATION OF tOTAL PROPERTY SQUARE FOOTAGE
Total sq. ft. as of June 30, 2006	30,648,159
Total sq. ft. of properties added this period	100,589
Total sq. ft. of properties sold this period	—
Total sq. ft. as of September 30, 2006	30,748,748

(a)          Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)         Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)          Includes leases expiring September 30, 2006 aggregating 62,981 square feet for which no new leases were signed.

Leasing Statistics

(For the three months ended September 30, 2006)

Consolidated In-Service Portfolio (continued)
DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northern NJ
	Office	35	468,284	72,556	395,728	8.0	26.88	3.88
Central NJ	Office/Flex	3	14,075	11,348	2,727	3.6	16.46	0.59
	Office	15	74,407	15,286	59,121	3.8	25.92	2.09
Westchester Co., NY	Office/Flex	3	22,149	—	22,149	4.3	14.46	0.59
	Office	21	59,924	23,953	35,971	5.6	29.61	2.90
	Office/Flex	17	70,159	36,823	33,336	4.7	16.57	1.55
Sub. Philadelphia	Industrial/Warehouse	1	1,350	1,350	—	1.0	8.89	0.73
	Office	14	101,475	49,758	51,717	5.9	25.48	2.88
	Office/Flex	4	14,998	8,270	6,728	4.1	11.95	1.33
Fairfield, CT	Office	6	65,649	42,904	22,745	8.2	19.40	4.88
Washington, DC/MD	Office	10	46,380	15,016	31,364	4.2	28.79	2.47
Dutchess/Rockland Co., NY	Office	1	2,997	—	2,997	5.0	28.01	0.20
Total Northeast		130	941,847	277,264	664,583	6.6	24.92	3.48

Other
Colorado	Office	1	1,335	1,335	—	3.3	15.65	1.25
San Francisco	Office	41	23,091	8,052	15,039	2.3	26.94	0.26
Total Other		42	24,426	9,387	15,039	2.4	26.32	0.34

Company Totals		172	966,273	286,651	679,622	6.5	24.96	3.45

Detail by Property Type
	Office	144	843,542	228,860	614,682	6.8	26.33	3.66
	Office/Flex	27	121,381	56,441	64,940	4.4	15.60	1.26
	Industrial/Warehouse	1	1,350	1,350	—	1.0	8.89	0.73

Company Totals		172	966,273	286,651	679,622	6.5	24.96	3.45

Tenant Retention:	Leases Retained	66.3%
	Sq. Ft. Retained	90.6%

(a)          “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(b)         For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)          Represents estimated workletter costs of $13,435,734 and commissions of $7,130,968 committed, but not necessarily expended, during the period for second generation space aggregating 918,657 square feet.

Leasing Statistics

(For the three months ended September 30, 2006)

Unconsolidated Joint Venture Properties
Summary of Space Leased
			LEASING ACTIVITY
State	Sq. Ft. Leased 6/30/06	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/06 (c)	Pct. Leased 9/30/06	Pct. Leased 6/30/06
Northeast
Northern NJ	1,409,488	139,750	(15,064)	12,380	(2,684)	1,546,554	90.9%	90.2%
Central NJ	917,234	—	(5,469)	14,197	8,728	925,962	77.0%	76.3%
Rockland Co., NY	152,983	—	—	—	—	152,983	65.9%	65.9%
Boston, MA	375,427	—	(31,115)	—	(31,115)	344,312	51.6%	56.3%
Total Northeast	2,855,132	139,750	(51,648)	26,577	(25,071)	2,969,811	78.1%	77.9%

Other
Troy, MI	951,612	—	(134,662)	—	(134,662)	816,950	67.6%	78.7%
San Francisco, CA	248,528	—	—	16,519	16,519	265,047	86.7%	81.3%
Total Other	1,200,140	—	(134,662)	16,519	(118,143)	1,081,997	71.5%	79.3%

Company Totals	4,055,272	139,750	(186,310)	43,096	(143,214)	4,051,808	76.2%	78.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
Total sq. ft. as of June 30, 2006	5,177,926
Total sq. ft. of properties added/sold this period	139,750
Total sq. ft. as of September 30, 2006	5,317,676

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (b)
Northeast
Northern NJ	3	12,380	9,455	2,925	4.6	23.70	3.50
Central NJ	2	14,197	14,197	—	9.3	23.53	—
Total Northeast	5	26,577	23,652	2,925	7.1	23.61	3.50

Other
California	2	16,519	7,750	8,769	7.5	28.09	6.33
Total Other	2	16,519	7,750	8,769	7.5	28.09	6.33

Company Totals	7	43,096	31,402	11,694	7.3	25.33	5.71

(a)     “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(b)               Represents estimated workletter costs of $688,911 and commissions of $214,396 committed, but not necessarily expended, during the period for second generation space aggregating 25,754 square feet.

Leasing Statistics

(For the nine months ended September 30, 2006)

Consolidated In-Service Portfolio
Summary of Space Leased
			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/05	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/06 (c)	Pct. Leased 9/30/06	Pct. Leased 12/31/05
Northeast
Northern NJ	11,453,904	389,960	(1,056,788)	1,122,239	65,451	11,909,315	90.1%	89.6%
Central NJ	4,263,823	164,400	(292,204)	306,050	13,846	4,442,069	90.1%	90.1%
Westchester Co., NY	4,598,540	—	(615,806)	619,830	4,024	4,602,564	96.1%	96.0%
Sub. Philadelphia	3,364,652	(88,000)	(418,124)	419,549	1,425	3,278,077	90.8%	91.0%
Fairfield, CT	738,123	—	(184,701)	217,897	33,196	771,319	90.5%	86.6%
Washington, DC/MD	399,204	713,492	(71,105)	120,536	49,431	1,162,127	89.9%	88.6%
Dutchess/Rockland Co., NY	277,426	(101,308)	(16,128)	20,010	3,882	180,000	100.0%	92.9%
Total Northeast	25,095,672	1,078,544	(2,654,856)	2,826,111	171,255	26,345,471	91.3%	90.9%

Other
Colorado	1,387,117	—	(109,872)	94,042	(15,830)	1,371,287	95.8%	96.9%
San Francisco	366,469	—	(46,511)	65,241	18,730	385,199	85.4%	81.3%
Total Other	1,753,586	—	(156,383)	159,283	2,900	1,756,486	93.3%	93.2%

Company Totals	26,849,258	1,078,544	(2,811,239)	2,985,394	174,155	28,101,957	91.4%	91.0%

rECONCILIATION OF tOTAL PROPERTY SQUARE FOOTAGE
Total sq. ft. as of December 31, 2005	29,494,371
Total sq. ft. of properties added this period	1,461,104
Total sq. ft. of properties sold this period	(206,727)
Total sq. ft. as of September 30, 2006	30,748,748

(a)          Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

(b)         Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)          Includes leases expiring September 30, 2006 aggregating 62,981 square feet for which no new leases were signed.

Leasing Statistics

(For the nine months ended September 30, 2006)

Consolidated In-Service Portfolio (continued)
DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	94	1,090,089	385,693	704,396	6.7	25.97	3.93
	Office/Flex	6	32,150	11,348	20,802	3.9	17.11	0.68
Central NJ	Office	45	268,457	108,000	160,457	4.6	26.01	4.02
	Office/Flex	8	37,593	7,939	29,654	4.4	16.33	1.75
Westchester Co., NY	Office	77	244,751	78,971	165,780	5.1	25.70	3.39
	Office/Flex	58	373,729	143,682	230,047	5.8	16.97	2.06
	Industrial/Warehouse	1	1,350	1,350	—	1.0	8.89	0.73
Sub. Philadelphia	Office	48	355,951	137,994	217,957	5.6	23.55	3.08
	Office/Flex	10	63,598	40,670	22,928	5.6	10.46	2.08
Fairfield, CT	Office	19	129,897	50,363	79,534	5.4	21.31	4.50
	Office/Flex	1	88,000	—	88,000	5.0	20.16	2.47
Washington, DC/MD	Office	20	120,536	69,565	50,971	6.2	31.02	5.13
Dutchess/Rockland Co., NY	Office	7	20,010	13,113	6,897	4.2	24.46	3.48
Total Northeast		394	2,826,111	1,048,688	1,777,423	5.9	23.68	3.46

Other
Colorado	Office	19	94,042	24,799	69,243	3.6	16.29	2.01
San Francisco	Office	96	65,241	31,009	34,232	3.7	26.42	6.30
Total Other		115	159,283	55,808	103,475	3.6	20.44	3.79

Company Totals		509	2,985,394	1,104,496	1,880,898	5.8	23.51	3.47

Detail by Property Type
	Office	425	2,388,974	899,507	1,489,467	5.8	25.21	3.84
	Office/Flex	83	595,070	203,639	391,431	5.5	16.72	2.05
	Industrial/Warehouse	1	1,350	1,350	—	1.0	8.89	0.73

Company Totals		509	2,985,394	1,104,496	1,880,898	5.8	23.51	3.47

Tenant Retention:	Leases Retained	62.6%
	Sq. Ft. Retained	66.9%

(a)          “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(b)         For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)          Represents estimated workletter costs of $39,073,888 and commissions of $15,902,185 committed, but not necessarily expended, during the period for second generation space aggregating 2,777,115 square feet.

Leasing Statistics

(For the nine months ended September 30, 2006)

Unconsolidated Joint Venture Properties
Summary of Space Leased
			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/05	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 9/30/06 (c)	Pct. Leased 9/30/06	Pct. Leased 12/31/05
Northeast
Northern NJ	—	1,549,238	(29,242)	26,558	(2,684)	1,546,554	90.9%	—
Central NJ	—	928,279	(16,514)	14,197	(2,317)	925,962	77.0%	—
Rockland Co., NY	152,983	—	(17,000)	17,000	—	152,983	65.9%	65.9%
Boston, MA	—	375,427	(31,115)	—	(31,115)	344,312	51.6%	—
Total Northeast	152,983	2,852,944	(93,871)	57,755	(36,116)	2,969,811	78.1%	65.9%

Other
Troy, MI	—	951,612	(134,662)	—	(134,662)	816,950	67.6%	—
San Francisco, CA	275,838	—	(27,310)	16,519	(10,791)	265,047	86.7%	90.3%
Total Other	275,838	951,612	(161,972)	16,519	(145,453)	1,081,997	71.5%	90.3%

Company Totals	428,821	3,804,556	(255,843)	74,274	(181,569)	4,051,808	76.2%	79.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
Total sq. ft. as of December 31, 2005	537,618
Total sq. ft. of properties added/sold this period	4,780,058
Total sq. ft. as of September 30, 2006	5,317,676

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	# of Trans actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (b)
Northeast
Northern NJ	4	26,558	9,455	17,103	4.3	21.58	1.94
Central NJ	2	14,197	14,197	—	9.3	23.53	—
Rockland Co., NY	1	17,000	—	17,000	5.0	16.65	2.04
Total Northeast	7	57,755	23,652	34,103	5.7	20.61	1.99

Other
California	2	16,519	7,750	8,769	7.5	28.09	6.33
Total Other	2	16,519	7,750	8,769	7.5	28.09	6.33

Company Totals	9	74,274	31,402	42,872	6.1	22.27	3.78

(a)     “Other Retained” transactions include existing tenants’ expansions and relocations within the same building.

(b)               Represents estimated workletter costs of $802,113 and commissions of $330,550 committed, but not necessarily expended, during the period for second generation space aggregating 56,932 square feet..

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Jersey City, NJ	111,285,741	18.8	4,317,978	13.9
Newark, NJ (Essex-Morris-Union Counties)	106,534,380	17.9	5,847,318	18.9
Bergen-Passaic, NJ	92,407,213	15.5	4,602,401	15.0
New York, NY (Westchester-Rockland Counties)	92,103,882	15.4	4,968,420	16.2
Philadelphia, PA-NJ	55,017,121	9.2	3,529,994	11.5
Washington, DC-MD-VA-WV	30,558,373	5.1	1,292,807	4.2
Monmouth-Ocean, NJ	25,317,932	4.2	1,620,863	5.3
Middlesex-Somerset-Hunterdon, NJ	19,484,684	3.3	986,760	3.2
Trenton, NJ	17,243,497	2.9	767,365	2.5
Denver, CO	15,123,126	2.5	951,202	3.1
Stamford-Norwalk, CT	13,464,046	2.3	706,510	2.3
San Francisco, CA	8,757,917	1.5	450,891	1.5
Bridgeport, CT	2,520,078	0.4	145,487	0.5
Boulder-Longmont, CO	2,366,527	0.4	270,421	0.9
Atlantic-Cape May, NJ	2,050,538	0.3	80,344	0.3
Colorado Springs, CO	1,997,290	0.3	209,987	0.7

Totals	596,232,345	100.0	30,748,748	100.0

(a)          Annualized base rental revenue is based on actual September 2006 billings times 12.  For leases whose rent commences after October 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)         Includes leases in effect as of the period end date, some of which have commencement dates in the future (including a lease consisting of 15,125 square feet scheduled to commence in 2009), and leases expiring September 30, 2006 aggregating 62,981 feet and representing annualized rent of $1,328,043  for which no new leases were signed.

(c)          Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	101,100,675	17.0	3,855,134	14.0
Manufacturing	48,751,137	8.2	2,417,986	8.8
Insurance Carriers & Related Activities	46,739,161	7.8	2,113,604	7.6
Computer System Design Services	33,096,410	5.6	1,571,656	5.7
Telecommunications	30,309,669	5.1	1,407,886	5.1
Credit Intermediation & Related Activities	29,502,855	4.9	1,211,319	4.4
Health Care & Social Assistance	26,707,085	4.5	1,399,206	5.1
Legal Services	24,489,036	4.1	998,789	3.6
Wholesale Trade	23,562,757	4.0	1,476,156	5.3
Scientific Research/Development	21,117,672	3.5	950,104	3.4
Accounting/Tax Prep.	17,496,147	2.9	759,343	2.7
Other Professional	16,392,241	2.7	697,431	2.5
Public Administration	16,341,871	2.7	636,601	2.3
Retail Trade	16,273,239	2.7	976,938	3.5
Advertising/Related Services	15,439,216	2.6	643,491	2.3
Real Estate & Rental & Leasing	12,667,669	2.1	656,039	2.4
Information Services	12,557,437	2.1	583,953	2.1
Architectural/Engineering	11,266,123	1.9	482,734	1.7
Other Services (except Public Administration)	11,070,442	1.9	600,984	2.2
Arts, Entertainment & Recreation	10,464,862	1.8	664,557	2.4
Broadcasting	7,472,541	1.3	474,532	1.7
Construction	7,141,701	1.2	350,973	1.3
Utilities	6,316,637	1.1	312,222	1.1
Publishing Industries	6,273,857	1.1	281,041	1.0
Educational Services	5,889,595	1.0	292,665	1.1
Data Processing Services	5,780,473	1.0	248,067	0.9
Transportation	5,470,248	0.9	298,099	1.1
Management of Companies & Finance	4,420,677	0.7	190,027	0.7
Admin & Support, Waste Mgt. & Remediation Services	4,170,714	0.7	272,095	1.0
Specialized Design Services	3,861,600	0.6	179,671	0.7
Other	14,088,598	2.3	634,014	2.3

Totals	596,232,345	100.0	27,637,317	100.0

(a)          The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)         Annualized base rental revenue is based on actual September 2006 billings times 12.  For leases whose rent commences after October 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(d)         Includes leases in effect as of the period end date, some of which have commencement dates in the future (including a lease consisting of 15,125 square feet scheduled to commence in 2009), and leases expiring September 30, 2006 aggregating 62,981 square feet and representing annualized rent of $1,328,043 for which no new leases were signed.

Consolidated Portfolio Analysis (a)

(as of September 30, 2006)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	98	35.5%	49	17.9%	—	—	—	—	—	—	147	53.4%
New York	20	7.2%	41	14.9%	6	2.2%	2	0.7%	2	0.7%	71	25.7%
Pennsylvania	18	6.5%	—	—	—	—	—	—	—	—	18	6.5%
Connecticut	4	1.4%	5	1.8%	—	—	—	—	—	—	9	3.2%
Wash., D.C./ Maryland	10	3.6%	—	—	—	—	—	—	—	—	10	3.6%
Sub-total Northeast:	150	54.2%	95	34.6%	6	2.2%	2	0.7%	2	0.7%	255	92.4%

California	2	0.7%	—	—	—	—	—	—	—	—	2	0.7%
Colorado	19	6.9%	—	—	—	—	—	—	—	—	19	6.9%
TOTALS By Type:	171	61.8%	95	34.6%	6	2.2%	2	0.7%	2	0.7%	276	100.0%

(a)             Excludes 45 properties, aggregating approximately 5.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis (a)

(as of September 30, 2006)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	17,537,754	57.0%	2,189,531	7.1%	—	—	—	—	19,727,285	64.1%
New York	2,214,908	7.2%	2,348,812	7.6%	387,400	1.3%	17,300	0.1%	4,968,420	16.2%
Pennsylvania	2,025,738	6.6%	—	—	—	—	—	—	2,025,738	6.6%
Connecticut	578,997	1.9%	273,000	0.9%	—	—	—	—	851,997	2.8%
Wash., D.C./ Maryland	1,292,807	4.2%	—	—	—	—	—	—	1,292,807	4.2%
Sub-total Northeast	23,650,204	76.9%	4,811,343	15.6%	387,400	1.3%	17,300	0.1%	28,866,247	93.9%

California	450,891	1.5%	—	—	—	—	—	—	450,891	1.5%
Colorado	1,431,610	4.6%	—	—	—	—	—	—	1,431,610	4.6%
TOTALS By Type:	25,532,705	83.0%	4,811,343	15.6%	387,400	1.3%	17,300	0.1%	30,748,748	100.0%

(a)             Excludes 45 properties, aggregating approximately 5.3 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis (a)

(Year ended September 30, 2006)

Breakdown by Base Rental Revenue (b)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	349,139	61.7%	18,570	3.3%	—	—	—	—	—	—	367,709	65.0%
New York	51,047	9.0%	32,723	5.8%	4,196	0.7%	517	0.1%	307	0.1%	88,790	15.7%
Pennsylvania	41,899	7.4%	—	—	—	—	—	—	—	—	41,899	7.4%
Connecticut	11,511	2.0%	3,870	0.7%	—	—	—	—	—	—	15,381	2.7%
Wash., D.C./ Maryland	21,681	3.8%	—	—	—	—	—	—	—	—	21,681	3.8%
Sub-total Northeast:	475,277	83.9%	55,163	9.8%	4,196	0.7%	517	0.1%	307	0.1%	535,460	94.6%

California	11,029	2.0%	—	—	—	—	—	—	—	—	11,029	2.0%
Colorado	19,212	3.4%	—	—	—	—	—	—	—	—	19,212	3.4%
TOTALS By Type:	505,518	89.3%	55,163	9.8%	4,196	0.7%	517	0.1%	307	0.1%	565,701	100.0%

(a)             Excludes 45 properties, aggregating approximately 5.3 million square feet, which are not consolidated by the Company.

(b)            Total base rent for the 12 months ended September 30, 2006, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis (a) (b)

(as of September 30, 2006)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	90.3%	90.3%	—	—	90.3%
New York	94.3%	97.8%	98.1%	100.0%	96.3%
Pennsylvania	89.9%	—	—	—	89.9%
Connecticut	86.8%	98.4%	—	—	90.5%
Washington, D.C./ Maryland	89.9%	—	—	—	89.9%
Sub-total Northeast	90.5%	94.4%	98.1%	100.0%	91.3%

California	85.4%	—	—	—	85.4%
Colorado	95.8%	—	—	—	95.8%
WEIGHTED AVG. By Type:	90.7%	94.4%	98.1%	100.0%	91.4%

(a)             Excludes 45 properties, aggregating approximately 5.3 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)            Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at September 30, 2006, a lease with commencement date substantially in the future consisting of 15,125 square feet scheduled to commence in 2009), as well as leases expiring September 30, 2006 aggregating 62,981 square feet for which no new leases were signed.

Property Listing

Office Properties

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	952	0.17	23.55
200 Decadon Drive	1991	39,922	100.0	929	0.16	23.27

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,461	0.61	24.20
Fort Lee
One Bridge Plaza	1981	200,000	44.3	3,170	0.56	35.78
2115 Linwood Avenue	1981	68,000	62.6	1,361	0.24	31.97
Little Ferry
200 Riser Road	1974	286,628	100.0	2,066	0.37	7.21
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.14	16.69
135 Chestnut Ridge Road	1981	66,150	88.9	1,460	0.26	24.83
Paramus
15 East Midland Avenue	1988	259,823	100.0	5,692	1.02	21.91
140 East Ridgewood Avenue	1981	239,680	92.1	4,780	0.84	21.65
461 From Road	1988	253,554	98.6	6,064	1.07	24.26
650 From Road	1978	348,510	93.8	8,047	1.42	24.62
61 South Paramus Avenue	1985	269,191	97.6	6,479	1.15	24.66
Ridgefield Park
105 Challenger Road (e)	1992	150,050	87.5	1,462	0.26	28.03
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.25	27.07
365 West Passaic Street	1976	212,578	97.6	4,112	0.73	19.82
395 West Passaic Street (e)	1979	100,589	89.6	378	0.07	24.69
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.32	15.72
10 Mountainview Road	1986	192,000	100.0	4,316	0.76	22.48
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.34	21.86
470 Chestnut Ridge Road	1987	52,500	81.2	589	0.10	13.82
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.21	20.38
50 Tice Boulevard	1984	235,000	100.0	6,138	1.09	26.12
300 Tice Boulevard	1991	230,000	100.0	6,276	1.11	27.29

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	92.8	1,276	0.23	18.58
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.18	14.09
232 Strawbridge Drive	1986	74,258	98.8	1,452	0.26	19.79

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,258	1.28	29.33
Roseland
101 Eisenhower Parkway	1980	237,000	94.9	5,501	0.97	24.46
103 Eisenhower Parkway	1985	151,545	80.0	3,054	0.54	25.19
105 Eisenhower Parkway	2001	220,000	85.8	4,001	0.71	21.20

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	92.8	3,868	0.68	10.42
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,311	3.24	24.06
Harborside Financial Center Plaza 3	1990	725,600	100.0	17,782	3.14	24.51
Harborside Financial Center Plaza 4-A	2000	207,670	99.1	6,726	1.19	32.68
Harborside Financial Center Plaza 5	2002	977,225	99.4	34,514	6.11	35.53
101 Hudson Street	1992	1,246,283	100.0	28,846	5.10	23.15

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.24	14.45
Princeton
103 Carnegie Center	1984	96,000	99.4	2,372	0.42	24.86
3 Independence Way	1983	111,300	49.9	749	0.13	13.49
100 Overlook Center	1988	149,600	100.0	4,247	0.75	28.39
5 Vaughn Drive	1987	98,500	94.0	2,368	0.42	25.58

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (e)	1991	195,709	96.8	1,068	0.19	14.19
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.44	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.31	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	43.6	811	0.14	5.59
30 Knightsbridge Road, Bldg. 6	1977	72,743	47.2	8	0.00	0.23
Plainsboro
500 College Road East	1984	158,235	95.7	4,043	0.71	26.70
Woodbridge
581 Main Street	1991	200,000	100.0	4,399	0.78	22.00

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	90.9	693	0.12	17.12
3 Paragon Way	1991	66,898	58.4	729	0.13	18.66
4 Paragon Way	2002	63,989	100.0	1,167	0.21	18.24
100 Willowbrook Road	1988	60,557	74.8	799	0.14	17.64
Holmdel
23 Main Street	1977	350,000	100.0	4,234	0.75	12.10
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	2,935	0.52	23.94
One River Centre Bldg. 2	1983	120,360	100.0	2,775	0.49	23.06
One River Centre Bldg. 3	1984	214,518	88.3	4,371	0.77	23.08
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.42	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	356	0.06	16.50
1350 Campus Parkway	1990	79,747	99.9	1,564	0.28	19.63

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	99.4	4,058	0.72	24.28

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Plains
250 Johnson Road	1977	75,000	100.0	1,583	0.28	21.11
201 Littleton Road	1979	88,369	88.9	1,783	0.32	22.70
Morris Township
412 Mt. Kemble Avenue	1986	475,100	5.8	26	0.00	0.94
Parsippany
4 Campus Drive	1983	147,475	96.8	3,139	0.55	21.99
6 Campus Drive	1983	148,291	76.6	2,257	0.40	19.87
7 Campus Drive	1982	154,395	0.0	509	0.09	0.00
8 Campus Drive	1987	215,265	100.0	6,274	1.12	29.15
9 Campus Drive	1983	156,495	92.0	3,684	0.65	25.59
4 Century Drive	1981	100,036	71.9	1,465	0.26	20.37
5 Century Drive	1981	79,739	67.2	1,993	0.35	37.19
6 Century Drive	1981	100,036	69.9	48	0.01	0.69
2 Dryden Way	1990	6,216	100.0	120	0.02	19.31
4 Gatehall Drive	1988	248,480	77.1	5,184	0.92	27.06
2 Hilton Court	1991	181,592	100.0	5,088	0.90	28.02
1633 Littleton Road	1978	57,722	100.0	1,131	0.20	19.59
600 Parsippany Road	1978	96,000	76.1	1,231	0.22	16.85
1 Sylvan Way	1989	150,557	100.0	3,499	0.62	23.24
5 Sylvan Way	1989	151,383	100.0	3,999	0.71	26.42
7 Sylvan Way	1987	145,983	100.0	3,146	0.56	21.55
35 Waterview Boulevard (e)	1990	172,498	87.2	1,644	0.29	27.51
5 Wood Hollow Road	1979	317,040	88.0	4,968	0.88	17.81

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	100.0	1,545	0.27	20.60
Totowa
999 Riverview Drive	1988	56,066	100.0	1,063	0.19	18.96

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	615	0.11	20.68
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.23	19.92
Bernards
106 Allen Road	2000	132,010	93.2	2,992	0.53	24.32
Bridgewater
721 Route 202/206	1989	192,741	87.8	3,943	0.70	23.30

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,734	0.84	25.93
Cranford
6 Commerce Drive	1973	56,000	83.2	1,177	0.21	25.26
11 Commerce Drive (c)	1981	90,000	94.2	1,244	0.22	14.67
12 Commerce Drive	1967	72,260	95.1	955	0.17	13.90
14 Commerce Drive	1971	67,189	100.0	1,275	0.23	18.98
20 Commerce Drive	1990	176,600	100.0	4,095	0.72	23.19
25 Commerce Drive	1971	67,749	100.0	1,427	0.25	21.06
65 Jackson Drive	1984	82,778	93.6	1,948	0.34	25.14

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

New Providence
890 Mountain Avenue	1977	80,000	87.1	1,789	0.32	25.67

Total New Jersey Office		17,537,754	90.3	349,139	61.76	22.57

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,409	0.78	24.49

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	99.5	1,118	0.20	18.73
101 Executive Boulevard	1971	50,000	45.3	537	0.09	23.71
555 Taxter Road	1986	170,554	100.0	4,089	0.72	23.97
565 Taxter Road	1988	170,554	100.0	3,971	0.70	23.28
570 Taxter Road	1972	75,000	98.4	1,842	0.33	24.96
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.07	19.41
2 Skyline Drive	1987	30,000	98.9	459	0.08	15.47
7 Skyline Drive	1987	109,000	95.3	2,511	0.44	24.17
17 Skyline Drive	1989	85,000	51.7	879	0.16	20.00
19 Skyline Drive	1982	248,400	100.0	4,479	0.79	18.03
Tarrytown
200 White Plains Road	1982	89,000	84.2	1,896	0.34	25.30
220 White Plains Road	1984	89,000	79.4	1,868	0.33	26.43
White Plains
1 Barker Avenue	1975	68,000	97.3	1,742	0.31	26.33
3 Barker Avenue	1983	65,300	91.0	1,677	0.30	28.22
50 Main Street	1985	309,000	99.3	9,095	1.62	29.64
11 Martine Avenue	1987	180,000	96.1	4,914	0.87	28.41
1 Water Street	1979	45,700	95.4	994	0.18	22.80
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,707	0.48	24.17
3 Executive Plaza	1987	58,000	100.0	1,468	0.26	25.31

Total New York Office		2,214,908	94.3	51,047	9.05	24.45

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,594	0.28	27.44
1055 Westlakes Drive	1990	118,487	96.8	2,990	0.53	26.07
1205 Westlakes Drive	1988	130,265	67.7	2,230	0.39	25.29
1235 Westlakes Drive	1986	134,902	96.8	2,765	0.49	21.17

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.45	26.85
200 Stevens Drive	1987	208,000	100.0	5,598	0.99	26.91
300 Stevens Drive	1992	68,000	100.0	1,540	0.27	22.65

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

Media
1400 Providence Road – Center I	1986	100,000	96.7	1,999	0.35	20.67
1400 Providence Road – Center II	1990	160,000	95.8	3,397	0.60	22.16
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	98.4	2,272	0.40	18.36
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,373	0.24	22.82
5 Sentry Parkway East	1984	91,600	30.5	1,567	0.28	56.09
5 Sentry Parkway West	1984	38,400	100.0	590	0.10	15.36
16 Sentry Parkway	1988	93,093	94.4	2,261	0.40	25.73
18 Sentry Parkway	1988	95,010	97.6	2,057	0.36	22.18
King of Prussia
2200 Renaissance Boulevard	1985	174,124	83.6	3,419	0.60	23.49
Lower Providence
1000 Madison Avenue	1990	100,700	71.4	748	0.13	10.40
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	95.5	2,948	0.52	18.40

Total Pennsylvania Office		2,025,738	89.9	41,899	7.38	23.01

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	96.3	3,326	0.60	28.48
Norwalk
40 Richards Avenue	1985	145,487	79.6	2,536	0.45	21.90
Shelton
1000 Bridgeport Avenue	1986	133,000	93.6	2,062	0.36	16.56
Stamford
1266 East Main Street	1984	179,260	81.3	3,587	0.63	24.61

Total Connecticut Office		578,997	86.8	11,511	2.04	22.89

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	5,156	0.92	30.41
1400 L Street, NW	1987	159,000	90.6	4,744	0.84	32.93

Total District of Columbia Office		328,549	95.5	9,900	1.76	31.57

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road (e)	1973	38,690	100.0	543	0.10	23.83
6301 Ivy Lane (e)	1979	112,003	83.7	1,092	0.19	19.78
6303 Ivy Lane (e)	1980	112,047	87.4	1,458	0.26	25.28
6305 Ivy Lane (e)	1982	112,022	75.1	1,027	0.18	20.72
6404 Ivy Lane (e)	1987	165,234	80.6	1,573	0.28	20.05
6406 Ivy Lane (e)	1991	163,857	100.0	1,596	0.28	16.54
6411 Ivy Lane (e)	1984	138,405	90.8	1,643	0.29	22.19
Lanham
4200 Parliament Place	1989	122,000	91.2	2,849	0.50	25.61

Total Maryland Office		964,258	88.0	11,781	2.08	21.23

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard (f)	1983	125,415	89.4	1,880	0.33	16.77
Englewood
9359 East Nichols Avenue (f)	1997	72,610	100.0	837	0.15	11.53
5350 South Roslyn Street (f)	1982	63,754	98.3	1,063	0.19	16.96

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Drive (f)	1997	37,574	81.1	170	0.03	5.58
303 South Technology Drive-A (f)	1997	34,454	100.0	265	0.05	7.69
303 South Technology Drive-B (f)	1997	40,416	100.0	311	0.05	7.69
Louisville
248 Centennial Parkway (f)	1996	39,266	100.0	343	0.06	8.74
1172 Century Drive (f)	1996	49,566	100.0	433	0.08	8.74
285 Century Place (f)	1997	69,145	100.0	761	0.13	11.01

DENVER COUNTY, COLORADO
Denver
8181 East Tufts Avenue (f)	2001	185,254	98.6	4,262	0.75	23.33

DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street (c) (f)	1996	102,877	93.3	1,273	0.23	13.26
Englewood
67 Inverness Drive East (f)	1996	54,280	100.0	345	0.06	6.36
384 Inverness Parkway (f)	1985	51,523	97.5	714	0.13	14.21
400 Inverness Parkway (f)	1997	111,608	98.3	1,703	0.30	15.52
9777 Pyramid Court (f)	1995	120,281	97.1	1,553	0.27	13.30

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer (f)	1998	47,368	100.0	531	0.09	11.21
1975 Research Parkway (f)	1997	115,250	80.3	1,087	0.19	11.75
2375 Telstar Drive (f)	1998	47,369	100.0	532	0.09	11.23

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard (f)	1985	63,600	100.0	1,149	0.20	18.07

Total Colorado Office		1,431,610	95.8	19,212	3.38	14.01

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street (f)	1977	183,445	96.0	3,805	0.67	21.61
760 Market Street (f)	1908	267,446	78.2	7,224	1.29	34.54

Total California Office		450,891	85.4	11,029	1.96	28.63

TOTAL OFFICE PROPERTIES		25,532,705	90.7	505,518	89.41	22.45

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	437	0.08	6.78
5 Terri Lane	1992	74,555	91.7	608	0.11	8.89
Moorestown
2 Commerce Drive	1986	49,000	76.3	310	0.05	8.29
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	218	0.04	6.49
201 Commerce Drive	1986	38,400	75.0	163	0.03	5.66
202 Commerce Drive	1988	51,200	100.0	303	0.05	5.92
1 Executive Drive	1989	20,570	81.1	156	0.03	9.35
2 Executive Drive	1988	60,800	82.5	357	0.06	7.12
101 Executive Drive	1990	29,355	99.7	268	0.05	9.16
102 Executive Drive	1990	64,000	100.0	305	0.05	4.77
225 Executive Drive	1990	50,600	48.6	170	0.03	6.91
97 Foster Road	1982	43,200	75.5	160	0.03	4.91
1507 Lancer Drive	1995	32,700	100.0	84	0.01	2.57
1245 North Church Street	1998	52,810	100.0	398	0.07	7.54
1247 North Church Street	1998	52,790	77.5	422	0.07	10.31
1256 North Church Street	1984	63,495	100.0	432	0.08	6.80
840 North Lenola Road	1995	38,300	100.0	368	0.07	9.61
844 North Lenola Road	1995	28,670	100.0	171	0.03	5.96
915 North Lenola Road	1998	52,488	100.0	296	0.05	5.64
2 Twosome Drive	2000	48,600	100.0	404	0.07	8.31
30 Twosome Drive	1997	39,675	58.2	142	0.03	6.15
31 Twosome Drive	1998	84,200	100.0	471	0.08	5.59
40 Twosome Drive	1996	40,265	100.0	269	0.05	6.68
41 Twosome Drive	1998	43,050	77.7	231	0.04	6.91
50 Twosome Drive	1997	34,075	100.0	241	0.04	7.07

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	193	0.03	14.54
200 Horizon Drive	1991	45,770	100.0	591	0.10	12.91
300 Horizon Drive	1989	69,780	100.0	1,096	0.19	15.71
500 Horizon Drive	1990	41,205	100.0	612	0.11	14.85

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.12	18.71
1340 Campus Parkway	1992	72,502	100.0	851	0.15	11.74
1345 Campus Parkway	1995	76,300	100.0	937	0.17	12.28
1433 Highway 34	1985	69,020	59.9	431	0.08	10.42
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	219	0.04	10.35

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.09	13.71
2 Center Court	1998	30,600	69.4	232	0.04	10.92
11 Commerce Way	1989	47,025	100.0	547	0.10	11.63
20 Commerce Way	1992	42,540	38.5	174	0.03	10.62
29 Commerce Way	1990	48,930	100.0	711	0.13	14.53
40 Commerce Way	1987	50,576	100.0	690	0.12	13.64
45 Commerce Way	1992	51,207	64.5	363	0.06	10.99
60 Commerce Way	1988	50,333	85.8	616	0.11	14.26
80 Commerce Way	1996	22,500	88.7	304	0.05	15.23
100 Commerce Way	1996	24,600	100.0	332	0.06	13.50
120 Commerce Way	1994	9,024	100.0	125	0.02	13.85
140 Commerce Way	1994	26,881	99.5	372	0.07	13.91

Total New Jersey Office/Flex		2,189,531	90.3	18,570	3.28	9.39

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	422	0.07	13.27
75 Clearbrook Road	1990	32,720	100.0	702	0.12	21.45
125 Clearbrook Road	2002	33,000	100.0	712	0.13	21.58
150 Clearbrook Road	1975	74,900	100.0	930	0.16	12.42
175 Clearbrook Road	1973	98,900	100.0	1,547	0.27	15.64
200 Clearbrook Road	1974	94,000	99.8	1,198	0.21	12.77
250 Clearbrook Road	1973	155,000	97.3	1,424	0.25	9.44
50 Executive Boulevard	1969	45,200	98.2	461	0.08	10.39
77 Executive Boulevard	1977	13,000	100.0	226	0.04	17.38
85 Executive Boulevard	1968	31,000	93.8	289	0.05	9.94
300 Executive Boulevard	1970	60,000	100.0	581	0.10	9.68
350 Executive Boulevard	1970	15,400	98.8	296	0.05	19.45
399 Executive Boulevard	1962	80,000	100.0	986	0.17	12.33
400 Executive Boulevard	1970	42,200	100.0	782	0.14	18.53
500 Executive Boulevard	1970	41,600	100.0	640	0.11	15.38
525 Executive Boulevard	1972	61,700	83.6	807	0.14	15.65
1 Westchester Plaza	1967	25,000	100.0	331	0.06	13.24
2 Westchester Plaza	1968	25,000	100.0	504	0.09	20.16
3 Westchester Plaza	1969	93,500	100.0	556	0.10	5.95
4 Westchester Plaza	1969	44,700	99.8	643	0.11	14.41
5 Westchester Plaza	1969	20,000	88.9	296	0.05	16.65
6 Westchester Plaza	1968	20,000	100.0	330	0.06	16.50
7 Westchester Plaza	1972	46,200	100.0	782	0.14	16.93
8 Westchester Plaza	1971	67,200	100.0	938	0.17	13.96
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	626	0.11	12.25
4 Skyline Drive	1987	80,600	92.2	1,262	0.22	16.98
5 Skyline Drive	1980	124,022	100.0	1,630	0.30	13.14
6 Skyline Drive	1980	44,155	100.0	310	0.05	7.02
8 Skyline Drive	1985	50,000	98.7	798	0.14	16.17
10 Skyline Drive	1985	20,000	100.0	179	0.03	8.95

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive	1989	45,000	100.0	803	0.14	17.84
12 Skyline Drive	1999	46,850	85.1	663	0.12	16.63
15 Skyline Drive	1989	55,000	73.3	632	0.11	15.68
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,481	0.26	19.34
200 Corporate Boulevard South	1990	84,000	99.8	1,368	0.24	16.32
4 Executive Plaza	1986	80,000	100.0	833	0.15	10.41
6 Executive Plaza	1987	80,000	100.0	1,323	0.23	16.54
1 Odell Plaza	1980	106,000	98.7	1,486	0.26	14.20
3 Odell Plaza	1984	71,065	100.0	1,597	0.28	22.47
5 Odell Plaza	1983	38,400	99.6	628	0.11	16.42
7 Odell Plaza	1984	42,600	99.6	721	0.13	16.99

Total New York Office/Flex		2,348,812	97.8	32,723	5.75	14.24

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,215	0.21	13.81
500 West Avenue	1988	25,000	82.3	412	0.07	20.02
550 West Avenue	1990	54,000	100.0	884	0.16	16.37
600 West Avenue	1999	66,000	100.0	804	0.14	12.18
650 West Avenue	1998	40,000	100.0	555	0.10	13.88

Total Connecticut Office/Flex		273,000	98.4	3,870	0.68	14.41

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.4	55,163	9.71	12.14

Property Listing

Industrial/Warehouse, Retail and Land Properties

Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 9/30/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)		Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	84		0.01	12.73
2 Warehouse Lane	1957	10,900	100.0	159		0.03	14.59
3 Warehouse Lane	1957	77,200	100.0	324		0.06	4.20
4 Warehouse Lane	1957	195,500	97.4	2,161		0.38	11.35
5 Warehouse Lane	1957	75,100	97.1	956		0.17	13.11
6 Warehouse Lane	1982	22,100	100.0	512		0.09	23.17

Total Industrial/Warehouse Properties		387,400	98.1	4,196		0.74	11.04

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195		0.03	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	322		0.06	40.25

Total Retail Properties		17,300	100.0	517		0.09	29.88

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	—	—	—	114		0.02	—
Yonkers
1 Enterprise Boulevard	—	—	—	193		0.03	—

Total Land Leases		—	—	307		0.05	—

TOTAL PROPERTIES		30,748,748	91.4	565,701	(g)	100.00	20.64

(a)          Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including a lease with commencement date substantially in the future consisting of 15,125 square feet scheduled to commence in 2009), and leases expiring September 30, 2006 aggregating 62,981 square feet (representing 0.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)         Total base rent for the 12 months ended September 30, 2006, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)          Excludes space leased by the Company.

(d)         Base rent for the 12 months ended September 30, 2006, divided by net rentable square feet leased at September 30, 2006.  For those properties acquired during the 12 months ended September 30, 2006, amounts are annualized, as per Note e.

(e)          As this property was acquired by the Company during the 12 months ended September 30, 2006, the amounts represented in 2006 base rent reflect only that portion of the year during which the Company owned the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2006 average base rent per sq. ft. for this property have been calculated by taking 2006 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at September 30, 2006.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended September 30, 2006.

(f)            This property was identified as held for sale by the Company as of September 30, 2006 and is classified as discontinued operations in the financial statements.

(g)         Includes $30,241 pertaining to properties identified as held for sale, which are classified as discontinued operations in the financial statements.

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of September 30, 2006, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
New Cingular Wireless PCS LLLC	4	11,419,103	1.9	460,973	1.7	2014	(b)
Morgan Stanley D.W. Inc.	5	9,395,415	1.6	381,576	1.4	2013	(c)
Credit Suisse First Boston	1	9,196,912	1.5	271,953	1.0	2012	(d)
United States Of America-GSA	12	8,621,861	1.4	285,684	1.0	2015	(e)
Merrill Lynch Pierce Fenner	2	8,509,123	1.4	497,049	1.8	2012	(f)
Keystone Mercy Health Plan	2	7,790,929	1.3	303,149	1.1	2015
National Union Fire Insurance	1	7,711,023	1.3	317,799	1.1	2012
Prentice-Hall Inc.	1	7,694,097	1.3	474,801	1.7	2014
DB Services New Jersey, Inc.	1	7,551,990	1.3	281,920	1.0	2017
Forest Laboratories Inc.	2	6,961,107	1.2	202,857	0.7	2017	(g)
Cendant Operations Inc.	2	6,839,418	1.1	296,934	1.1	2011	(h)
Allstate Insurance Company	10	6,092,753	1.0	254,093	0.9	2011	(i)
Toys ‘R’ Us — NJ Inc.	1	6,072,651	1.0	242,518	0.9	2012
ICAP Securities USA LLC	1	5,912,012	1.0	159,834	0.6	2017
American Institute of Certified Public Accountants	1	5,817,181	1.0	249,768	0.9	2012
TD Ameritrade Online Holdings	1	5,637,193	0.9	184,222	0.7	2015
IBM Corporation	3	5,529,841	0.9	310,263	1.1	2012	(j)
KPMG, LLP	3	4,784,243	0.8	181,025	0.7	2012	(k)
AT&T Corp.,	2	4,561,254	0.8	307,181	1.1	2014	(l)
National Financial Services	1	4,346,765	0.7	112,964	0.4	2012
Bank Of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.7	137,076	0.5	2009
Vonage America Inc.	1	3,888,500	0.7	350,000	1.3	2017
Samsung Electronics America	1	3,678,028	0.6	131,300	0.5	2010
Citigroup Global Markets Inc.	5	3,492,988	0.6	132,475	0.5	2016	(m)
Lehman Brothers Holdings Inc.	1	3,420,667	0.6	207,300	0.8	2010
URS Greiner Woodward-Clyde	1	3,372,277	0.6	120,550	0.4	2011
Montefiore Medical Center	5	3,338,874	0.6	160,240	0.6	2019	(n)
Hewlett-Packard Company	1	3,324,987	0.6	163,857	0.6	2007
SSB Realty LLC	1	3,321,051	0.6	114,519	0.4	2009
Dow Jones & Company Inc.	1	3,057,773	0.5	92,312	0.3	2012
Daiichi Sankyo Inc.	2	2,843,876	0.5	90,366	0.3	2012	(o)
Regus Business Centre Corp.	3	2,809,013	0.5	107,608	0.4	2011
American Home Assurance Co.	2	2,686,732	0.5	131,174	0.5	2019	(p)
Sunamerica Asset Management	1	2,680,409	0.4	69,621	0.3	2018
Moody’s Investors Service	1	2,671,149	0.4	91,344	0.3	2011	(q)
Sumitomo Mitsui Banking Corp.	2	2,580,155	0.4	71,153	0.3	2016
United States Life Ins. Co.	1	2,520,000	0.4	180,000	0.7	2013
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2016
Barr Laboratories Inc.	2	2,450,087	0.4	109,510	0.4	2015	(r)
Computer Sciences Corporation	3	2,306,800	0.4	109,825	0.4	2011	(s)
Movado Group Inc	1	2,283,547	0.4	90,050	0.3	2013
Lonza Inc.	1	2,236,200	0.4	89,448	0.3	2007
Deloitte & Touche USA LLP	1	2,171,275	0.4	86,851	0.3	2007
High Point Safety & Insurance	1	2,095,629	0.4	88,237	0.3	2015
Nextel Of New York Inc.	2	2,093,440	0.4	97,436	0.4	2014	(t)
Bearingpoint Inc.	1	2,065,834	0.3	77,956	0.3	2011
GAB Robins North America Inc.	2	2,028,512	0.3	84,649	0.3	2009	(u)
UBS Financial Services Inc.	3	1,949,797	0.3	73,250	0.3	2016	(v)
PR Newswire Association Inc.	1	1,912,908	0.3	56,262	0.2	2010
Norris McLaughlin & Marcus PA	1	1,908,459	0.3	81,211	0.3	2015

		222,318,096	37.3	9,272,366	33.8

See footnotes on subsequent page.

(a)          Annualized base rental revenue is based on actual September, 2006 billings times 12.  For leases whose rent commences after October 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)         50,660 square feet expire 2007; 4,783 square feet expire in 2008; 333,145 square feet expire in 2013; 72,385 square feet expire in 2014.

(c)          19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.

(d)         190,000 feet expire in 2011; 81,953 square feet expire in 2012.

(e)          51,049 square feet expire in 2007; 26,710 square feet expire in 2008; 9,901 square feet expire in 2011; 38,690 square feet expire in 2013; 4,879 square feet expire in 2014; 154,455 square feet expire in 2015.

(f)            311,053 square feet expire in 2007; 7,485 square feet expire in 2008; 178,511 square feet expire in 2012.

(g)         22,785 square feet expire in 2010; 180,072 square feet expire in 2017.

(h)         150,951 square feet expire in 2008; 145,983 square feet expire in 2011.

(i)             70,517 square feet expire in 2007; 31,143 square feet expire in 2008; 22,185 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011.

(j)             61,864 square feet expire in 2010; 248,399 square feet expire in 2012.

(k)          57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.

(l)             32,181 square feet expire in 2009; 275,000 square feet expire in 2014.

(m)       19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.

(n)         48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 15,783 square feet expire in 2016; 19,000 square feet expire in 2017; 71,065 square feet expire in 2019.

(o)         5,315 square feet expire in 2011; 85,051 square feet expire in 2012.

(p)         14,056 square feet expire in 2008; 117,118 square feet expire in 2019.

(q)         43,344 square feet expire in 2009; 36,193 square feet expire in 2010; 11,807 square feet expire in 2011.

(r)            20,000 square feet expire in 2008; 89,510 square feet expire in 2015.

(s)          26,975 square feet expire in 2007; 82,850 square feet expire in 2011.

(t)            62,436 square feet expire in 2010; 35,000 square feet expire in 2014.

(u)         75,049 square feet expire in 2008; 9,600 square feet expire in 2009.

(v)         21,554 square feet expire in 2010; 17,383 square feet expire in 2013; 34,313 square feet expire in 2016.

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning October 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2006 (c)
NORTHEAST
Northern NJ	17	117,359	0.5	2,992,231	25.50	0.5
Central NJ	10	49,922	0.2	1,039,354	20.82	0.2
Westchester Co., NY	12	31,352	0.1	818,444	26.10	0.1
Sub. Philadelphia	12	79,465	0.3	1,486,720	18.71	0.3
Fairfield, CT	2	6,088	(d)	205,008	33.67	(d)
Washington, DC/MD	3	9,713	(d)	245,550	25.28	(d)
Rockland Co., NY	2	3,705	(d)	100,805	27.21	(d)
OTHER
Colorado	6	18,888	0.1	293,619	15.55	0.1
San Francisco	14	35,379	0.1	1,518,736	42.93	0.3
TOTAL – 2006	78	351,871	1.3	8,700,467	24.73	1.5

2007
NORTHEAST
Northern NJ	76	956,095	3.5	21,312,241	22.29	3.7
Central NJ	34	233,100	0.8	5,533,986	23.74	0.9
Westchester Co., NY	104	437,643	1.6	8,140,834	18.60	1.4
Sub. Philadelphia	54	423,898	1.5	7,421,065	17.51	1.2
Fairfield, CT	13	72,043	0.3	1,897,356	26.34	0.3
Washington, DC/MD	18	253,085	0.9	5,573,198	22.02	0.9
Rockland Co., NY	6	18,779	0.1	507,125	27.00	0.1
OTHER
Colorado	27	146,080	0.5	1,936,901	13.26	0.3
San Francisco	87	36,943	0.1	1,063,862	28.80	0.2
TOTAL – 2007	419	2,577,666	9.3	53,386,568	20.71	9.0

2008
NORTHEAST
Northern NJ	88	847,567	3.0	20,342,065	24.00	3.4
Central NJ	53	384,781	1.3	9,028,024	23.46	1.5
Westchester Co., NY	115	607,090	2.2	10,623,904	17.50	1.8
Sub. Philadelphia	55	552,767	2.0	7,653,988	13.85	1.3
Fairfield, CT	19	98,595	0.4	2,490,712	25.26	0.4
Washington, DC/MD	25	126,586	0.5	3,212,174	25.38	0.5
Rockland Co., NY	7	44,580	0.2	1,168,406	26.21	0.2
OTHER
Colorado	31	209,483	0.8	2,791,359	13.32	0.5
San Francisco	82	64,910	0.2	1,712,777	26.39	0.3
TOTAL – 2008	475	2,936,359	10.6	59,023,409	20.10	9.9

Schedule continued, with footnotes, on subsequent page.

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	416	2,689,304	9.7	58,587,932	21.79	9.8

2010	368	3,069,254	11.1	63,195,893	20.59	10.6

2011	365	3,734,676	13.5	83,689,032	22.41	14.0

2012	189	2,625,934	9.5	59,808,188	22.78	10.0

2013	141	2,556,054	9.3	55,015,720	21.52	9.2

2014	69	1,454,959	5.3	32,477,679	22.32	5.5

2015	61	2,383,153	8.6	50,169,435	21.05	8.4

2016	49	834,368	3.0	16,046,470	19.23	2.7

2017 and thereafter	73	2,423,719	8.8	56,131,552	23.16	9.4
Totals/Weighted Average	2,703	27,637,317	100.0	596,232,345	21.57	100.0

(a)          Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual September 2006 billings times 12.  For leases whose rent commences after October 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes leases expiring September 30, 2006 aggregating 62,981 square feet and representing annualized rent of $1,328,043 for which no new leases were signed.

(d)         Represents less than 0.05 percent.

(e)          Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	27,637,317
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	464,640
Square footage unleased	2,646,791
Total net rentable square footage (does not include land leases)	30,748,748

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning October 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2006 (c)
NORTHEAST
Northern NJ	16	110,134	0.5	2,882,050	26.17	0.6
Central NJ	9	37,589	0.2	872,858	23.22	0.3
Westchester Co., NY	8	23,531	0.1	674,778	28.68	0.1
Sub. Philadelphia	9	53,165	0.2	1,239,691	23.32	0.2
Fairfield, CT	2	6,088	(d)	205,008	33.67	(d)
Washington, DC/MD	3	9,713	(d)	245,550	25.28	(d)
Dutchess/Rockland Co., NY	2	3,705	(d)	100,805	27.21	(d)
OTHER
Colorado	6	18,888	0.1	293,619	15.55	0.1
San Francisco	14	35,379	0.2	1,518,736	42.93	0.3
TOTAL – 2006	69	298,192	1.3	8,033,095	26.94	1.6

2007
NORTHEAST
Northern NJ	70	902,812	4.0	20,553,832	22.77	3.9
Central NJ	33	227,200	1.0	5,448,436	23.98	1.0
Westchester Co., NY	57	143,086	0.6	4,027,911	28.15	0.8
Sub. Philadelphia	36	249,119	1.1	6,063,685	24.34	1.1
Fairfield, CT	12	65,043	0.3	1,769,606	27.21	0.3
Washington, DC/MD	18	253,085	1.1	5,573,198	22.02	1.0
Dutchess/Rockland Co., NY	6	18,779	0.1	507,125	27.00	0.1
OTHER
Colorado	27	146,080	0.6	1,936,901	13.26	0.4
San Francisco	87	36,943	0.2	1,063,862	28.80	0.2
TOTAL – 2007	346	2,042,147	9.0	46,944,556	22.99	8.8

2008
NORTHEAST
Northern NJ	85	801,957	3.5	19,757,044	24.64	3.7
Central NJ	47	350,117	1.5	8,502,089	24.28	1.6
Westchester Co., NY	63	199,055	0.9	5,302,297	26.64	1.0
Sub. Philadelphia	32	284,824	1.3	5,895,466	20.70	1.1
Fairfield, CT	19	98,595	0.4	2,490,712	25.26	0.5
Washington, DC/MD	25	126,586	0.6	3,212,174	25.38	0.6
Dutchess/Rockland Co., NY	7	44,580	0.2	1,168,406	26.21	0.2
OTHER
Colorado	31	209,483	0.9	2,791,359	13.32	0.5
San Francisco	82	64,910	0.3	1,712,777	26.39	0.3
TOTAL – 2008	391	2,180,107	9.6	50,832,324	23.32	9.5

Schedule continued, with footnotes, on subsequent page.

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	344	2,110,165	9.3	50,921,432	24.13	9.7

2010	290	2,238,100	9.9	51,789,094	23.14	9.7

2011	306	3,209,977	14.1	77,618,514	24.18	14.6

2012	144	2,210,125	9.7	53,899,004	24.39	10.1

2013	105	2,139,078	9.4	49,213,457	23.01	9.2

2014	58	1,313,087	5.8	30,480,963	23.21	5.7

2015	48	2,221,002	9.8	48,153,432	21.68	9.0

2016	35	518,369	2.3	11,793,802	22.75	2.2

2017 and thereafter	61	2,220,481	9.8	53,204,278	23.96	9.9
Totals/Weighted Average	2,197	22,700,830	100.0	532,883,951	23.47	100.0

(a)          Includes office tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual September 2006 billings times 12.  For leases whose rent commences after October 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)          Includes leases expiring September 30, 2006 aggregating 48,642 square feet and representing annualized rent of $1,120,424 for which no new leases were signed.

(d)         Represents less than .05 percent.

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning October 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2006 (c)
Northern NJ	1	7,225	0.1	110,181	15.25	0.2
Central NJ	1	12,333	0.2	166,496	13.50	0.4
Westchester Co., NY	4	7,821	0.2	143,666	18.37	0.2
Sub. Philadelphia	3	26,300	0.6	247,029	9.39	0.4
Fairfield, CT	—	—	—	—	—	—
TOTAL – 2006	9	53,679	1.1	667,372	12.43	1.2

2007
Northern NJ	6	53,283	1.0	758,409	14.23	1.4
Central NJ	1	5,900	0.1	85,550	14.50	0.1
Westchester Co., NY	43	280,557	6.2	3,881,966	13.84	6.6
Sub. Philadelphia	18	174,779	3.9	1,357,380	7.77	2.3
Fairfield, CT	1	7,000	0.2	127,750	18.25	0.2
TOTAL – 2007	69	521,519	11.4	6,211,055	11.91	10.6

2008
Northern NJ	3	45,610	1.0	585,021	12.83	1.0
Central NJ	6	34,664	0.8	525,935	15.17	0.9
Westchester Co., NY	49	316,666	7.0	4,845,216	15.30	8.2
Sub. Philadelphia	23	267,943	5.9	1,758,522	6.56	3.0
Fairfield, CT	—	—	—	—	—	—
	81	664,883	14.7	7,714,694	11.60	13.1

2009	66	520,856	11.5	6,682,112	12.83	11.3

2010	77	803,154	17.7	11,098,799	13.82	18.8

2011	58	517,099	11.4	5,975,518	11.56	10.1

2012	45	415,809	9.2	5,909,184	14.21	10.0

2013	29	361,740	8.0	5,103,788	14.11	8.7

2014	11	141,872	3.1	1,996,716	14.07	3.4

2015	13	162,151	3.6	2,016,003	12.43	3.4

2016	12	180,917	4.0	2,834,307	15.67	4.8

2017 and thereafter	11	195,238	4.3	2,702,274	13.84	4.6
Totals/Weighted Average	481	4,538,917	100.0	58,911,822	12.98	100.0

(a)          Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual September 2006 billings times 12.  For leases whose rent commences after October 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)          Includes leases expiring September 30, 2006 aggregating 14,339 square feet and representing annualized rent of $207,619 for which no new leases were signed.

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning October 1, 2006, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007	4	14,000	3.7	230,957	16.50	5.7

2008	3	91,369	24.0	476,391	5.21	11.8

2009	5	48,983	12.9	789,388	16.12	19.7

2010	1	28,000	7.4	308,000	11.00	7.7

2011	1	7,600	2.0	95,000	12.50	2.4

2013	7	55,236	14.5	698,475	12.65	17.4

2016	2	135,082	35.5	1,418,361	10.50	35.3
Totals/Weighted Average	23	380,270	100.0	4,016,572	10.56	100.0

(a)          Includes industrial/warehouse tenants only.  Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants.  Some tenants have multiple leases.

(b)         Annualized base rental revenue is based on actual September 2006 billings times 12.  For leases whose rent commences after October 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning October 1, 2006, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	1	9,300	53.8	195,000	20.97	46.4

2017 and thereafter	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted Average	2	17,300	100.0	420,000	24.28	100.0

(a)          Includes stand-alone retail property tenants only.

(b)         Annualized base rental revenue is based on actual September 2006 billings times 12.  For leases whose rent commences after October 1, 2006 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.